As filed with the U.S. Securities and Exchange Commission on March 8, 2022

1933 Act File No. 333-259162

1940 Act File No. 811-23696

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐

and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2	☒

Popular Income Plus Fund, Inc.

(Exact name of Registrant as Specified in Charter)

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (787) 754-4488

Manuel Rodriguez Boissen

Secretary

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Javier Rubio Popular Asset Management LLC Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 8, 2022

[                 ], 2022

Prospectus

Popular Income Plus Fund, Inc.

Class A Shares: IPLFX

Class C Shares: IPLXC

Class I Institutional Shares: [   ]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

Fund Summary

Investment Objective

The investment objective of Popular Income Plus Fund, Inc. (the “Fund”) is to seek to provide a high level of current income that is consistent with the tax advantages offered by Puerto Rico investment companies.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your spouse and children whose principal residence is within Puerto Rico, invest or agree to invest in the future, at least $50,000 in the Popular Family of Funds (as defined below). More information about these and other discounts is available from your Financial Intermediary and in the “Shareholder Information” section of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Institutional Shares*
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	1.00%[1]	None
Redemption Fee (as a percentage of amount redeemed, if applicable)[2]	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Institutional Shares
Management Fee[3]	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fee[4]	0.24%	1.00%	None
Other Expenses[5]	0.93%	0.93%	0.93%
Administrative Fee[6]	0.08%	0.08%	0.08%
Interest and Leverage Expenses	0.11%	0.11%	0.11%
Miscellaneous Other Expenses[5]	0.74%	0.74%	0.74%
Total Annual Fund Operating Expenses[5]	1.85%	2.61%	1.61%

*	There are no outstanding Class I Institutional Shares as of the date of this prospectus.

[1]	There is no contingent deferred sales charge (“CDSC”) on Class C Shares after one year.

[2]	The Fund will impose a 2.00% redemption fee on redemptions made within five business days after acquiring shares.

[3]

Pursuant to an investment advisory agreement between the Fund and Popular Asset Management LLC (the “Adviser”), the Management Fee paid by the Fund is based on a rate of 0.50% per annum of the Fund’s average daily total assets, which includes leverage. The Management Fee in the table is greater than 0.50% since it is computed as a percentage of the Fund’s net assets for presentation therein.

[4]	The Distribution and/or Service (12b-1) Fee has been restated to reflect current fees.

[5]	Excludes 0.27% in estimated extraordinary expenses associated with the Fund’s registration under the 1940 Act (as defined below).

[6]

The Administrative Fee has been restated to reflect the current contractual rate of 0.06% per annum, charged as a percentage of the Fund’s average daily total assets, which includes leverage. The Administrative Fee in the table is greater than 0.06% since it is computed as a percentage of the Fund’s net assets for presentation therein.

[7]

Reflects Interest and Leverage Expenses associated with an investment strategy to enhance portfolio yield. Excluding the leverage expenses, Total Annual Fund Operating Expenses would have been 2.01%, 2.77% and 1.77% for Class A Shares, Class C Shares and Class I Institutional Shares, respectively.

Example:

This following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$430	$808	$1,211	$2,332
Class C Shares	$361	$802	$1,369	$2,639
Class I Institutional Shares	$161	$500	$861	$1,879

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$261	$802	$1,369	$2,639

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal conditions, at least 95% of the Fund’s total assets will be invested in fixed-income securities that are rated, at the time of purchase, within the four highest rating categories of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings, a Division of S&P Global Inc. (“S&P”), Fitch Ratings (“Fitch”) or any other nationally recognized rating organization, or, if not rated, are considered by the Adviser to be of comparable credit quality. The Fund may invest up to 5% of its total assets in securities which are rated below the highest rating category and which may be rated below investment grade (also known as “junk bonds”) or, if unrated, are considered by the Adviser to be of comparable credit quality. For these purposes a security “below investment grade” means a security for which the highest credit rating from any of S&P, Moody’s or Fitch does not satisfy one of the following criteria (i) “BBB-” or higher by S&P, (ii) “Baa3” or higher by Moody’s, (iii) “BBB-” or higher by Fitch.

The Fund will invest at least 67% of its assets in fixed-income securities issued by Puerto Rico issuers (“Puerto Rico Assets”), consisting of:

•

Notes, bonds, and discount notes issued or guaranteed by the Commonwealth of Puerto Rico and its political subdivisions, agencies, public corporations or instrumentalities (“Puerto Rico Government Obligations”);

•

Mortgage-backed securities backed by mortgage loans on real property located in Puerto Rico, such as Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) mortgage-backed securities, and collateralized mortgage obligations (“CMOs”) secured by Puerto Rico mortgages;

•

Debt securities, including corporate bonds and notes, issued or guaranteed by corporations, partnerships or other entities organized under the laws of Puerto Rico, which are actively engaged in business in Puerto Rico or, if organized under the laws of another jurisdiction, derive at least 80% of their gross income from Puerto Rico sources (“Puerto Rico Entities”);

•	Asset-backed securities backed by assets located in Puerto Rico;

•	Non-convertible preferred stock issued by Puerto Rico Entities;

•	Repurchase agreements with Puerto Rico Entities;

•	Equity and debt securities of other Puerto Rico investment companies, subject to the limits described below; and

•	Deposit accounts with Puerto Rico banking institutions.

The Fund will invest up to 33% of its assets in obligations of issuers located in the United States and its territories and possessions (“Non-Puerto Rico Assets”), consisting principally of the following securities:

•

Debt securities, which are notes, bonds, and discount notes, issued or guaranteed by the U.S. Government, its agencies or instrumentalities as well as entities sponsored by governmental entities, including the Federal Home Loan Bank, Farm Credit Bank, FNMA and FHLMC (“U.S. Government Obligations”) or by any state, territory or possession of the United States of America or any political subdivision of such state;

•

Mortgage-backed securities backed by mortgage loans on real property located in any state, territory or possession of the United States such as GNMA, FNMA, and FHLMC mortgage-backed securities, and CMOs;

•	Debt securities issued or guaranteed by privately- and publicly-owned corporations, including corporate bonds and notes; and

•	Non-convertible preferred stock issued by U.S. entities.

The Fund may invest in securities having a wide range of maturities.

The Fund will enter into credit default swaps in order to obtain exposure to the United States corporate debt market. The Fund will generally seek to invest in CDSs involving an index or a basket of a broad number of issuers. The Fund will act as a net seller of credit default risks and receive the periodic fees in exchange for taking the contingent credit risk. Although the Fund may act sometimes as a buyer of credit default risk for hedging or risk management purposes, the Fund’s aggregate exposure to the credit default market will be as a seller of credit default risk. The aggregate market value of credit default swaps outstanding at any time shall not exceed 10% of the Fund’s total assets. Any asset or liability reflected on the Fund’s balance sheet related to credit default swap investments will be treated as a Non-Puerto Rico Asset (as defined below) for purposes of complying with the requirements of investing 67% of its assets in Puerto Rico securities. The Fund may also invest in indexed securities whose value is linked to interest rates, commodities, indices, or other financial indicators.

The Fund intends to increase the amounts available for investment through borrowings, which shall not at any time exceed 33 1⁄3% of the Fund’s total assets.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is designed solely for Puerto Rico Investors (as defined in the section entitled “Taxation” below). The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code”).

Principal Risks of Investing in the Fund

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The below is a summary of certain risks which could affect the Fund’s performance.

Investment Risk. There can be no assurance that the Fund will achieve its investment objective. The ability of the Fund to achieve its investment objective is subject to a number of risks, including, but not limited to, market risk, credit risk, regulatory risk and liquidity risk. The Fund is also subject to manager risk, which is the risk that poor security selection by the Adviser will cause the Fund to underperform other funds with a similar investment objective.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

Puerto Rico Risk. The Fund will invest 67% of its assets in Puerto Rico Assets. Therefore, the Fund will be more susceptible to factors adversely affecting issuers of Puerto Rico bonds than an investment company that is not concentrated in Puerto Rico bonds to this degree. This makes the Fund more susceptible to economic, political, or regulatory occurrences in Puerto Rico than a geographically diversified fund.

Because the Fund invests a substantial portion of its assets in Puerto Rico bonds, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities. Any future adverse developments in Puerto Rico could result in additional interruptions in cash flow on debt payments, which may result in more price volatility across Puerto Rico securities. There can be no assurance that any additional defaults by Puerto Rico and other Puerto Rico instrumentalities will not have an additional adverse impact on the Fund’s net investment income.

Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, call risk, income risk and extension risk.

Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Call and Income Risk. The Fund is also subject to “call risk,” which is the chance that during periods of falling interest rates, an issuer will “call” – or repay – a relatively high-yielding debt security before the security’s maturity date. Mortgage-backed securities, for example, will generally be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for longer-term bonds. Income risk is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally low for long-term bonds.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Credit Ratings Risk. The Fund intends to invest at least 95% of its total assets in fixed-income securities that, at the time of purchase, are rated within the four highest rating categories by one or more nationally recognized statistical rating organizations or that the Adviser believes are of comparable credit quality. The credit ratings issued by the rating organizations may not reflect fully the true risks of an investment. Rating organizations may fail to change timely a credit rating to reflect changes in economic or company conditions that may affect a security’s market value. The Fund may also invest up to 5% of its total assets in securities which are rated below investment grade (also known as “junk bonds”) or, if unrated, are considered by the Adviser to be of comparable credit quality. Obligations with ratings below investment grade are speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation and generally involve greater volatility of price than obligations in higher rating categories.

Risks of Leverage. Use of leverage is a speculative investment technique and involves increased risk for shareholders, including the possibility of higher volatility of the net asset value of the Fund’s shares. In a declining market the use of leverage will cause the Fund’s net asset value to decrease more than it would if the Fund did not use leverage.

Non-Diversification Risk. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in a small number of issuers. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. Additionally, the value of the shares is more susceptible to losses related to any single economic, political or regulatory occurrence than the value of shares of a more widely diversified fund.

Mortgage-Backed Securities Risk. Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. The yield of the Fund will depend in part on the rate at which principal payments are made on such securities, which will in turn depend on the rate at which principal prepayments are made on the underlying mortgage loans. The yield to maturity on mortgage-backed securities offered at a discount from or a premium over their principal amount will depend on, among other things, the rate and timing of payments of principal (including prepayments) on the mortgage loans underlying the mortgage-backed securities. Such yield may be adversely affected by a higher or lower than anticipated rate of principal prepayments on the mortgage loans underlying the mortgage-backed securities. Therefore, since a sizeable portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the net income generated by the Fund to fluctuate more than otherwise would be the case.

Changes in the rate of prepayment of the underlying mortgage loans will have a direct impact upon the maturity structure of mortgage-backed securities. An increase in the rate of prepayment of the underlying mortgage loans will lead to an acceleration in the principal returns and a reduction in the average life of the mortgage-backed security. A reduction in the rate of prepayment, on the other hand, will lead to fewer principal returns and an extension of the average life of the mortgage-backed security. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk).

Prepayments are influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. Generally, however, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates.

U.S. Government Securities Risk. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Certain types of securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Municipal Obligations Risk. The Fund may invest, either directly or through conduit transactions, in municipal obligations. Municipal Obligations share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal obligations are subject to credit and market risk. Generally, prices of higher-quality issues tend to fluctuate less with changes in market interest rates than prices of lower-quality issues and prices of longer-maturity issues tend to fluctuate more than prices of shorter-maturity issues. Prices and yields on municipal obligations are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The perceived increased likelihood of default among issuers of municipal obligations has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of municipal obligations. Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

Derivatives Risk. The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk. Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Risks Specific to Certain Derivatives Used by the Fund:

Swaps — Swap agreements, including total return swaps that may be referred to as contracts for difference, are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to illiquid investments risk and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Indexed Securities Risks. Indexed securities provide a potential return based on a particular index of value or interest rates. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Repurchase Agreements Risk. The Fund may enter into certain types of repurchase agreements, In the event of default by a repurchase agreement counterparty under any repurchase agreement the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying such repurchase agreements. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market values of such underlying securities and the accrued interest on the underlying securities. In such event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from market fluctuations following the failure of such counterparty to perform. In addition, fluctuations in the amounts paid on the repurchase agreements entered into by the Fund, may reduce the amounts available for dividend distributions to shareholders.

The yield on repurchase agreements depends on a variety of factors, including, but not limited to, general, municipal and fixed-income securities market conditions, the amount being invested, the financial condition of the respective counterparty, and the maturity and credit quality of the security involved in each transaction.

The Fund intends to always act as the borrower rather than the lender in repurchase agreements. The use of repurchase agreements may involve additional risks including counterparty risk. In the event of default where either the borrower is unable to pay the principal or the lender fails to return the collateral, the non-defaulting party will have contractual remedies pursuant to the agreement related to the transaction. The Fund intends to enter into repurchase agreements only with selected counterparties that meet certain standards.

Tax Risks. The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax under the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”) and the Puerto Rico Municipal Code as a registered investment company.

Puerto Rico Income Tax Exemption. To be exempt from Puerto Rico income tax the Fund must meet certain requirements. In Puerto Rico Treasury Determination 19-04 the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as a registered investment company under the Investment Companies Act of 2013 (“Act 93-2013”) and thus is entitled to the tax exemption and other tax benefits available under the PR Code to registered investment companies. If such determination is revoked by the Puerto Rico Treasury Department, (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, its dividend income and its short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) if the 15% Puerto Rico income tax had not been withheld on the Fund’s exempt dividends, and it is determined that that the failure to withhold was not due to reasonable cause, bona fide residents of Puerto Rico (the “Qualifying Individuals”) within the meaning of Sections 933 and 937 of the U.S. Code would be subject to a Puerto Rico income tax on the exempt dividends of up to 31.35%.

Municipal License Tax Exemption. Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities. Pursuant to Article 1.007 of the Municipal Code, Puerto Rico municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. The municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

Conduit Rule. Shareholders who are bona fide residents of Puerto Rico should note that, pursuant to the Regulations issued under Section 937(b) of the U.S. Code, dividends treated as Puerto Rico sourced income (under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations) may be treated as income from sources outside of Puerto Rico subject to U.S. federal income tax, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). See the section entitled “Taxation”. We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and that, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico sourced income excluded from U.S. federal income taxes by shareholders that are bona fide residents of Puerto Rico. However, the IRS or the courts may disagree with this interpretation and treat an investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from U.S. sources subject to U.S. federal income taxes of up to 37%.

U.S. Foreign Account Tax Compliance Act. Sections 1471 through 1474 (commonly known as “FATCA”) of the U.S. Code impose a 30% withholding tax upon most payments of U.S. sourced income made to certain “foreign financial institutions” (“FFI”) or “non-financial foreign entities” (“NFFE”), unless certain certification and reporting requirements are satisfied by such entities, including providing information with respect to their respective investors. In the case of most payments of U.S. sourced income, the 30% withholding applies to payments made after June 30, 2014. Pursuant to the final regulations issued by the U.S. Treasury and the IRS relating to FATCA, the Fund will be treated as a NFFE, but the Fund elected to register as a direct reporting NFFE with the IRS. Accordingly, the Fund will be required to provide to the IRS certain information with respect to its investors. If the Fund were to be unable to provide such investor information to the IRS or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code with respect to FATCA, the Fund’s U.S. sourced income would be reduced, inasmuch as it would be subject to such 30% withholding tax. This reduction may negatively affect the Fund’s ability to fulfill its obligations. See the section entitled “Taxation” and consult your tax adviser.

Performance Information

The information below shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Bloomberg U.S. Aggregate Bond Index (“Benchmark Index”). To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the gross dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and assumes a sales charge of 2.5%. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting www.popularfunds.com or can be obtained by phone at 787-754-4488.

The Fund’s financial performance included in this Prospectus includes the Fund’s performance from a period when the Fund was not subject to the restrictions of a United States registered investment company that is subject to the requirements of the 1940 Act.

The Benchmark Index is designed to measure the performance of investment grade, dollar-denominated, fixed-rate taxable bond market.

During the ten-year period shown in the bar chart, the highest return for a quarter was 10.02% (quarter ended March 31, 2018) and the lowest return for a quarter was -15.91% (quarter ended September 30, 2013).

For the periods ended 12/31/21 Average Annual Total Returns	1 Year	5 Years	10 Years
Popular Income Plus Fund, Inc. — Class A Shares
Return Before Taxes	0.74%	1.76%	-1.12%
Return After Taxes on Distributions[1,2]	-0.37%	0.33%	-3.57%
Return After Taxes on Distributions and Sale of Fund Shares[1,2]	-0.37%	0.26%	-3.57%
Popular Income Plus Fund, Inc. — Class C Shares
Return Before Taxes	2.40%	1.41%	-1.68%
Popular Income Plus Fund, Inc. —Class I Institutional Shares[3]
Return Before Taxes	N/A	N/A	N/A
Bloomberg U.S. Aggregate Bond Index
(Reflects no deductions for fees, expenses or taxes)	-1.54%	3.57%	2.90%

[1]

Returns After Taxes are calculated using the historical highest individual federal marginal income tax rates. After-tax returns do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only, and the after-tax returns for Class C Shares and Class I Institutional Shares will vary.

[2]	Returns After Taxes are not indicative of a typical shareholder’s experience, as shareholders are generally Puerto Rico residents not subject to U.S. federal tax.
[3]

There are no Class I Institutional Shares outstanding as of the date of this Prospectus. The returns for Class I Institutional Shares would have been substantially similar to the annual returns shown for Class A Shares because Class I Institutional Shares are invested in the same portfolio of securities as Class A Shares and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Investment Adviser

The Fund’s investment adviser is Popular Asset Management LLC, a registered investment adviser (previously defined as the “Adviser”), a wholly owned subsidiary of Popular, Inc., a diversified, publicly-owned financial holding company registered under the Bank Holding Company Act of 1956, as amended, and subject to supervision and regulation by the Board of Governors of the Federal Reserve System. In the future, the Adviser may retain one or more sub-advisers to manage a portion of the Fund’s assets.

Portfolio Managers

Name	Managed the Fund Since	Primary Title with Adviser
Javier Rubio, CFA	2002	President
Joaquin Perez, CFA	2002	Vice President
Cristina Cañellas, CFA	2021	Vice President

Purchase and Sale of Fund Shares

To purchase or sell shares you should contact your Financial Intermediary, or if you hold shares through the Fund, you should contact the Fund by phone at (787) 754-4488, by mail (c/o Popular Income Plus Fund, Inc., Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918), or by the Internet at www.popularfunds.com. You may purchase or redeem shares of the Fund each day on which the New York Stock Exchange (the “NYSE”) is open for trading and the Federal Reserve Bank of New York (“Federal Reserve”) and banks in San Juan, Puerto Rico are open for business (each, a “Business Day”).

The Fund’s initial and subsequent investment minimums are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A Shares	Class C Shares	Class I Institutional Shares

Minimum Initial Investment Amount	$3,000	$3,000	◾ None for fee-based accounts ◾ $1 million for transactional accounts

Minimum Subsequent Investment Amount	$50	$50	$50

Tax Information

In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Under Section 933 of the U.S. Code, individuals who are bona fide residents of Puerto Rico with the meaning of Section 933 and 937 of the U.S. code (previously defined as “Qualifying Individuals”) will generally not be subject U.S. federal income on dividends distributed by the Fund that constitute income from sources within Puerto Rico. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Qualifying Individual. However, for Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting shares of the Fund, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. See the section entitled “Taxation—United States Taxation of Qualifying Investors.”

Puerto Rico corporations not engaged in a U.S. trade or business for U.S. federal income tax purposes are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business. See the section entitled “Taxation—United States Taxation of Qualifying Investors.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the broker-dealer or other Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

More Information About the Fund

Investment Objective

The investment objective of Popular Income Plus Fund, Inc. (the “Fund”) is to seek to provide a high level of current income that is consistent with the tax advantages offered by Puerto Rico investment companies.

This investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Strategies

The Fund intends to invest at least 95% of its total assets in fixed-income securities that, at the time of purchase, are rated within the four highest rating categories of Moody’s Investors Service, Inc.’s (“Moody’s”), S&P Global Ratings, a Division of S&P Global Inc. (“S&P”), Fitch Ratings (“Fitch”) or any other nationally recognized statistical rating agency, or, if unrated, which are considered to be of comparable credit quality by the Adviser. The Adviser is under no obligation to sell portfolio securities that are downgraded after the securities are purchased by the Fund. If a portfolio security is downgraded, the Adviser will consider factors such as price, credit, risk, market conditions, the financial condition of the issuer and prevailing and anticipated interest rates in determining whether to sell or hold the security as a portfolio investment.

The Fund may invest up to 5% of its total assets in securities which are rated below investment grade or, if unrated, are considered by the Adviser to be of comparable credit quality. For these purposes, a security “below investment grade” means a security for which the highest credit rating from any of S&P, Moody’s or Fitch does not satisfy one of the following criteria (i) “BBB-” or higher by S&P, (ii) “Baa3” or higher by Moody’s, (iii) “BBB-” or higher by Fitch.

The Fund will invest at least 67% of its assets in fixed-income securities issued by Puerto Rico issuers (“Puerto Rico Assets”), consisting of:

•

Notes, bonds, and discount notes issued or guaranteed by the Commonwealth of Puerto Rico and its political subdivisions, agencies, public corporations or instrumentalities (“Puerto Rico Government Obligations”);

•

Mortgage-backed securities backed by mortgage loans on real property located in Puerto Rico, such as Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) mortgage-backed securities, and collateralized mortgage obligations (“CMOs”) secured by Puerto Rico mortgages;

•

Debt securities, including corporate bonds and notes, issued or guaranteed by corporations, partnerships or other entities organized under the laws of Puerto Rico, which are actively engaged in business in Puerto Rico or, if organized under the laws of another jurisdiction, derive at least 80% of their gross income from Puerto Rico sources (“Puerto Rico Entities”);

•	Asset-backed securities backed by assets located in Puerto Rico;

•	Non-convertible preferred stock issued by Puerto Rico Entities;

•	Repurchase agreements with Puerto Rico Entities;

•	Equity and debt securities of other Puerto Rico investment companies, subject to the limits described below; and

•	Deposit accounts with Puerto Rico banking institutions.

The Fund will invest up to 33% of its assets in obligations of issuers located in the United States and its territories and possessions (“Non-Puerto Rico Assets”), consisting principally of the following securities:

•

Debt securities, which are notes, bonds and discount notes, issued or guaranteed by the U.S. Government, its agencies or instrumentalities as well as entities sponsored by governmental entities, including the Federal Home Loan Bank, Farm Credit Bank, FNMA and FHLMC (“ Government Obligations”) or by any state, territory or possession of the United States of America or any political subdivision of such state;

•

Mortgage-backed securities backed by mortgage loans on real property located in any state, territory or possession of the United States such as GNMA, FNMA, and FHLMC mortgage-backed securities, and CMOs;

•	Debt securities issued or guaranteed by privately- and publicly-owned corporations, including corporate bonds and notes; and

•	Non-convertible preferred stock issued by U.S. entities.

The Fund will enter into credit default swaps in order to obtain exposure to the United States corporate debt market. The aggregate market value of credit default swaps outstanding at any time shall not exceed 10% of the Fund’s total assets. Any asset or liability reflected on the Fund’s balance sheet related to credit default swap investments will be treated as a Non-Puerto Rico Asset (as defined below) for purposes of complying with the requirements of investing 67% of its assets in Puerto Rico securities. The Fund may also invest in indexed securities whose value is linked to interest rates, commodities, indices, or other financial indicators.

Leverage. As a form of leverage, the Fund is authorized to borrow money from banks in an aggregate amount of up to 33 1⁄3% of the value of its total assets at the time of such borrowings; provided, further, that the Fund is authorized to borrow additional money from banks in an amount of up to 5% of the value of its total assets (after giving effect to the amount borrowed) in order to redeem shares, for other cash management purposes, to repay or redeem commercial paper, debt securities and/or shares of preferred stock or for other temporary, extraordinary or emergency purposes. As a fundamental policy, the Fund may not exceed these leverage thresholds.

Information on Other Investment Strategies

When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund’s net asset value per share. The value of the obligation on the delivery day may be more or less than its purchase price. A segregated account of the Fund will be established with the custodian consisting of cash, cash equivalents or high grade liquid debt securities having a market value at all times at least equal to the amount of the commitment.

Repurchase Agreements and Dollar Rolls. The Fund may enter into repurchase agreements as a way of borrowing money for leverage or other permitted purposes. Under a repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price.

The Fund may also enter into dollar rolls. A dollar roll is a transaction in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale.

Dollar rolls and repurchase agreements generally will be considered to be leverage and, accordingly, will be subject to the Fund’s limitations on leverage, which will restrict the aggregate of such transactions, together with the Fund’s issuance of commercial paper or other debt securities and its borrowing of money from banks or other financial institutions to 33 1⁄3% of the Fund’s total assets.

Call Rights. The Fund may purchase a fixed-income obligation issuer’s right to call all or a portion of such security for mandatory tender for purchase (a “call right”). A holder of a call right may exercise such right to require a mandatory tender for the purchase of related fixed-income securities, subject to certain conditions. A call right that is not exercised prior to the maturity of the related security will expire without value. The economic effect of holding both a call right and the related security is identical to holding a security as a non-callable security.

Information on Short-Term Securities and Temporary Defensive Measures:

While the Fund will primarily invest in fixed-income securities as described above, some of the Fund’s assets may be held from time to time in cash and cash equivalents (e.g., short-term money market securities such as prime-rated commercial paper, certificates of deposit, variable rate demand notes or repurchase agreements).

As a temporary measure for defensive purposes, the Fund may invest in these securities without limitation. The Fund will invest in such securities in greater amounts under extreme market conditions, when Fund management is unable to find enough attractive securities that align with the investment objectives, or to reduce exposure to certain securities when Fund management believes it is advisable to do so. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Fund to achieve its investment objectives

Information on Portfolio Turnover and Portfolio Holdings:

Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Adviser. Under certain conditions, such as short-term transactions for liquidity needs, securities having reached a specific price or return, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision, the Fund may experience a higher portfolio turnover due to its investment strategies. In addition, higher portfolio turnover rates may result in corresponding increase in brokerage commissions for the Fund. While the Fund does not intend to engage in short-term trading, it will not consider portfolio turnover rate a limiting factor in investing according to its objectives and policies. A turnover rate of 100% would occur, for example, if securities valued at 100% of its total net assets are sold and replaced within one year. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund’s annual portfolio turnover rate, under normal circumstances after the Fund’s portfolio is invested in accordance with its investment objectives, should be less than 100%.

For a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, please see “Portfolio Holdings Disclosure Policies and Procedures” in the Fund’s Statement of Additional Information (“SAI”) or visit the Fund’s website at www.popularfunds.com.

The Fund is classified as non-diversified under the 1940 Act.

The Fund is designed solely for Puerto Rico Investors (as defined in the section entitled “Taxation” below). The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code”).

Investment Process

The Fund has an investment strategy designed for investors seeking an investment-grade fixed-income portfolio. To implement the Fund’s investment strategy, the Adviser has a four-step process composed of the following pillars:

1.

Macro Analysis. The Adviser seeks to determine what themes are driving asset prices and yields across rates, maturities, sectors, industries, and other factors to evaluate the U.S. Fixed-Income investment-grade opportunity set. This top-down analysis relies on fundamental research and the Adviser’s judgment to identify and evaluate these investment opportunities.

2.	Asset Allocation. The Adviser looks to identify areas of relative value where implied market forecasts are out of line compared to either historic trends or the general fixed-income market.

3.	Research and Bond Selection. The Adviser performs research and fundamental analysis to generate bottom-up investment ideas and is responsible for security selection.

4.

Portfolio Construction and Risk Management. The Adviser will construct and maintain a portfolio that conforms to strategy guidelines and objectives. The Adviser views risk management as an integral part of the investment process. Based on this belief, the Adviser uses a risk-controlled approach that aims to protect the portfolio from a variety of risks through credit risk protection, and liquidity with the goal that no single risk dominates the portfolio.

Risks of Investing in the Fund

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The below is a summary of certain risks which could affect the Fund’s performance.

Investment Risk. There can be no assurance that the Fund will achieve its investment objective. The ability of the Fund to achieve its investment objective is subject to a number of risks, including, but not limited to, market risk, credit risk, regulatory risk and liquidity risk. The Fund is also subject to manager risk, which is the risk that poor security selection by the Adviser will cause the Fund to underperform other funds with a similar investment objective. Each potential investor should consider his/her personal tolerance for the daily fluctuations of the stock and fixed-income markets and view his/her investment in the Fund as part of an overall investment program.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

Puerto Rico Risk. The Fund will invest 67% of its assets in Puerto Rico Assets. Therefore, the Fund will be more susceptible to factors adversely affecting issuers of Puerto Rico bonds than an investment company that is not concentrated in Puerto Rico bonds to this degree. This makes the Fund more susceptible to economic, political, or regulatory occurrences in Puerto Rico than a geographically diversified fund.

Securities issued by the Government of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the prolonged downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, none of the bonds issued by the Puerto Rico government and its instrumentalities without credit enhancements carry an investment-grade credit rating. The Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

There are few participants in the market for certain Puerto Rico bonds. In addition, certain Puerto Rico bonds have had and may continue to have periods of illiquidity. These factors may affect the Fund’s ability to acquire or dispose of these securities, as well as the price paid or received upon acquisition or disposition of such securities. In addition, investment by the Fund in Puerto Rico bonds is subject to their availability in the open market.

Because the Fund invests a substantial portion of its assets in Puerto Rico bonds, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities. Any future adverse developments in Puerto Rico could result in additional interruptions in cash flow on debt payments, which may result in more price volatility across Puerto Rico securities. There can be no assurance that any additional defaults by Puerto Rico and other Puerto Rico instrumentalities will not have an additional adverse impact on the Fund’s net investment income.

Also on June 30, 2016, Pub Law 114-187, known as the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”), was enacted. PROMESA establishes an oversight board (the “Oversight Board”) with broad authority to ensure that Puerto Rico implements and executes fiscal plans, balances Puerto Rico government’s budget and enacts reforms. PROMESA also seeks to promote a voluntary restructuring of Puerto Rico’s debts and includes a collective action clause whereby two-thirds of Puerto Rico’s creditors could agree to a debt-restructuring plan. If voluntary negotiations stall, and Puerto Rico meets certain conditions, PROMESA allows Puerto Rico government entities to enter into a court-ordered restructuring.

On May 3, 2017, the Oversight Board filed a petition in the United States District Court for the District of Puerto Rico for the restructuring of Puerto Rico government’s debts pursuant to Title III of PROMESA. The Oversight Board has subsequently filed analogous petitions with respect to the Puerto Rico Sales Tax Financing Corporation (“COFINA”), the Employees Retirement System of the Government of the Commonwealth of Puerto Rico, the Puerto Rico Highways and Transportation Authority and the Puerto Rico Electric Power Authority.

Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, call risk and income risk.

Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

The unique characteristics of certain types of securities purchased by the Fund may also make the Fund sensitive to changes in interest rates. For instance, falling interest rates typically will not lift the prices of mortgage-backed securities or securities subject to call risk as described below as much as prices of comparable fixed-income securities. This is because financial markets tend to discount prices of mortgage-backed securities and callable securities for prepayment risk when interest rates fall. In addition, collateralized mortgage obligations (“CMOs”) may be specifically structured in a manner that provides a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of CMOs and the ability of their structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, yield of the security and, in some instances, reduced liquidity of particular CMOs.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Call and Income Risk. The Fund is also subject to “call risk,” which is the chance that during periods of falling interest rates, an issuer will “call” – or repay – a relatively high-yielding debt security before the security’s maturity date. Mortgage-backed securities, for example, will generally be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for longer-term bonds. Income risk is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally low for long-term bonds.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Credit Ratings Risk. The Fund intends to invest at least 95% of its total assets in fixed-income securities that, at the time of purchase, are rated within the four highest rating categories by one or more nationally recognized statistical rating organizations or that the Adviser believes are of comparable credit quality. The credit ratings issued by the rating organizations may not reflect fully the true risks of an investment. Rating organizations may fail to change timely a credit rating to reflect changes in economic or company conditions that may affect a security’s market value. The Fund may also invest up to 5% of its total assets in securities which are rated below investment grade (also known as “junk bonds”) or, if unrated, are considered by the Adviser to be of comparable credit quality. Obligations with ratings below investment grade are speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation and generally involve greater volatility of price than obligations in higher rating categories. The Adviser is under no obligation to sell portfolio securities that are downgraded after these securities are purchased by the Fund. If a portfolio security is downgraded, the Adviser will consider factors such as price, credit risk, market conditions, the financial condition of the issuer and prevailing and anticipated interest rates in determining whether to sell or hold the security as a portfolio investment.

Risks of Leverage. Use of leverage is a speculative investment technique and involves increased risk for shareholders to a greater extent than in a fund that does not use leverage, including the possibility of higher volatility of the net asset value of the shares. In a declining market the use of leverage will cause the Fund’s net asset value to decrease more than it would if the Fund did not use leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations.

Non-Diversification Risk. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in a small number of issuers. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. Additionally, the value of the shares is more susceptible to losses related to any single economic, political or regulatory occurrence than the value of shares of a more widely diversified fund.

Mortgage-Backed Securities Risk. Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. Since a portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case.

The yield of the Fund will depend in part on the rate at which principal payments are made on such securities, which will in turn depend on the rate at which principal prepayments are made on the underlying mortgage loans. The yield to maturity on mortgage-backed securities offered at a discount from or a premium over their principal amount will depend on, among other things, the rate and timing of payments of principal (including prepayments) on the mortgage loans underlying the mortgage-backed securities. Such yield may be adversely affected by a higher or lower than anticipated rate of principal prepayments on the mortgage loans underlying the mortgage-backed securities. Therefore, since a substantial portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the net income generated by the Fund to fluctuate more than otherwise would be the case.

Changes in the rate of prepayment of the underlying mortgage loans will have a direct impact upon the maturity structure of mortgage-backed securities. An increase in the rate of prepayment of the underlying mortgage loans will lead to an acceleration in the principal returns and a reduction in the average life of the mortgage-backed security. A reduction in the rate of prepayment, on the other hand, will lead to fewer principal returns and an extension of the average life of the mortgage-backed security. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). The Fund by investing in mortgage-backed securities at a discount (or premium) faces the risk that relatively late (or early) principal distributions following issuance of mortgage-backed securities could result in an actual yield that is lower than the yield anticipated by the Fund.

Prepayments are influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. Generally, however, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates.

Because the mortgage loans underlying mortgage-backed securities may be prepaid at any time, it is not possible to predict the rate at which distributions of principal of such mortgage-backed securities will be received. Accordingly, prevailing interest rates may fluctuate and there can be no assurance that the Fund will be able to reinvest the distributions from mortgage-backed securities at yields equaling or exceeding the yields on such mortgage-backed securities. It is possible that yields on such reinvestments will be lower than the yields on such mortgage-backed securities.

U.S. Government Securities Risk. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. Certain types of securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Government securities may include zero-coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Municipal Obligations Risk. Municipal obligations risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal obligations, and the possibility of future legislative changes which could affect the market for and value of municipal obligations. These risks include, but are not limited to:

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Tax-Exempt Status Risk — In making investments, the Fund and the Adviser will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Fund nor its Adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Derivatives Risk. The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk. The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Adviser may not be able to correctly predict the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (the “IRS”).

Regulatory Risk. Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund:

Swaps — Swap agreements, including total return swaps that may be referred to as contracts for difference, are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to illiquid investments risk and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Indexed Securities Risks. Indexed securities provide a potential return based on a particular index of value or interest rates. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. Certain indexed securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Repurchase Agreements Risk. The Fund may enter into certain types of repurchase agreements, In the event of default by a repurchase agreement counterparty under any repurchase agreement the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying such repurchase agreements. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market values of such underlying securities and the accrued interest on the underlying securities. In such event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from market fluctuations following the failure of such counterparty to perform.

The yield on repurchase agreements depends on a variety of factors, including, but not limited to, general, municipal and fixed-income securities market conditions, the amount being invested, the financial condition of the respective counterparty, and the maturity and credit quality of the security involved in each transaction.

Tax Risks. The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax under the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”) and the Puerto Rico Municipal Code, as amended (the “Municipal Code”) as a registered investment company.

Puerto Rico Income Tax Exemption. To be exempt from Puerto Rico income tax the Fund must meet certain requirements. In Puerto Rico Treasury Determination 19-04, the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as a registered investment company under the Investment Companies Act of 2013 (“Act 93-2013”) and thus is entitled to the tax exemption and other tax benefits available under the PR Code to registered investment companies. If such determination is revoked by the Puerto Rico Treasury Department, (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, its dividend income and its short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) if the 15% Puerto Rico income tax had not been withheld on the Fund’s exempt dividends, and it is determined that that the failure to withhold was not due to reasonable cause, bona fide residents of Puerto Rico (the “Qualifying Individuals”) within the meaning of Sections 933 and 937 of the U.S. Code would be subject to a Puerto Rico income tax on the exempt dividends of up to 31.35%.

Municipal License Tax Exemption. Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities. Pursuant to Article 1.007 of the Municipal Code, Puerto Rico municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. The municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

Conduit Rule. Shareholders who are bona fide residents of Puerto Rico should note that, pursuant to the Regulations issued under Section 937(b) of the U.S. Code, dividends treated as Puerto Rico sourced income (under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations) may be treated as income from sources outside of Puerto Rico subject to U.S. federal income tax, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). See “Taxation”. We understand that said conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by governmental authorities and that, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico sourced income excluded from U.S. federal income taxes by shareholders that are bona fide residents of Puerto Rico. However, the IRS or the courts may disagree with this interpretation and treat an investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from U.S. sources subject to U.S. federal income taxes of up to 37%.

U.S. Foreign Account Tax Compliance Act. Sections 1471 through 1474 (commonly known as “FATCA”) of the U.S. Code impose a 30% withholding tax upon most payments of U.S. sourced income made to certain “foreign financial institutions” (“FFI”) or “non-financial foreign entities” (“NFFE”), unless certain certification and reporting requirements are satisfied by such entities, including providing information with respect to their respective investors. In the case of most payments of U.S. sourced income, the 30% withholding applies to payments made after June 30, 2014. Pursuant to the final regulations issued by the U.S. Treasury and the IRS relating to FATCA, the Fund will be treated as a NFFE, but the Fund elected to register as a direct reporting NFFE with the IRS. Accordingly, the Fund will be required to provide to the IRS certain information with respect to its investors. If the Fund were to be unable to provide such investor information to the IRS or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code with respect to FATCA, the Fund’s U.S. sourced income would be reduced, inasmuch as it would be subject to such 30% withholding tax. This reduction may negatively affect the Fund’s ability to fulfill its obligations. See the section entitled “Taxation” and consult your tax adviser.

Other Risks

Investment Companies Risk. Subject to the limitations set forth in the 1940 Act or as otherwise limited by the Securities and Exchange Commission, the Fund may acquire shares in other investment companies. The market value of the shares of other investment companies may differ from their net asset value. As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies. The securities of other investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

Non-Publicly Traded and Illiquid Securities Risk. There presently is a limited number of participants in the market for certain securities that may be acquired by the Fund the disposition of which may be limited by federal securities laws. For this purpose, the term “illiquid securities” means securities that cannot be disposed of in the ordinary course of business within seven calendar days at approximately the amount at which the Fund has valued the securities and includes, among other things, securities subject to contractual restrictions on resale that hinder the marketability of the securities. To the extent the Fund invests in illiquid securities, the Fund may not be able to liquidate readily such investments, particularly at a time when it is advisable to do so to minimize losses to the Fund, and would have to sell other investments if necessary to raise cash to meet its obligations.

When-Issued Securities and Delayed-Delivery Transactions Risk. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Fluctuations in Yield and Net Asset Value. The yield on the shares will fluctuate with interest rate changes as well as with changes in the price of the Fund’s portfolio securities. In periods of declining interest rates the Fund’s yield may tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite may be true.

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Expense Risk. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Limited Tax Benefits. An investment in the Fund will afford the tax benefits described herein in the section entitled “Taxation” solely to individuals whose principal residence is in Puerto Rico, or to corporations and other business organizations whose principal office and place of business are in Puerto Rico. Therefore, shareholders whose principal residence is not in Puerto Rico, or business organizations whose principal office and place of business is not Puerto Rico will not have a right to the same tax benefits.

Shareholder Information

Which Share Class Should I Choose?

The Fund offers Class A Shares, Class C Shares and Class I Institutional Shares. Each share class represents an ownership interest in the same investment portfolio of securities. Each share class has different eligibility and availability criteria, sales charges, expenses, and dividends and distributions, allowing you to invest in the way that best suits your needs. Factors you should consider when choosing a share class include the amount you plan to invest, the total costs associated with your investment and how long you plan to hold your shares.

The decision as to which class of shares is more appropriate for you depends on the amount and intended duration of the investment. Investors who are planning to establish a program of regular investment may want to consider Class A Shares because as the investment accumulates, investors may qualify for reduced sales charges and the amount invested is subject to lower ongoing expenses over the term of the investment. Class C Shares are sold without an initial sales charge but are subject to a CDSC of 1% if sold within the first 12 months following purchase. However, investors should be aware that any investment return on additional invested amounts on Class C Shares may be partially or entirely offset by a higher annual and contingent deferred sales charge applicable to this class.

Class C Shares may be an appropriate choice if you have a relatively short term investment horizon (you plan to hold your Class C Shares for not more than six years), because there is no initial sales charge on the Class C Shares, and the CDSC does not apply to Class C Shares you sell after holding them one year. However, if you plan to invest more than $50,000 for the shorter term, then as your investment horizon increases toward six years, Class C Shares might not be as advantageous as Class A Shares. This is because the annual distribution and service fee on Class C Shares will have a greater impact on your account over the longer term than the reduced frontend sales charge available for larger purchases of Class A Shares.

If you are eligible to invest in Class I Institutional Shares, that is likely to be the most appropriate choice, as it is not subject to an initial sales charge, CDSCs and does not have annual distribution or service fees.

Your financial professional can help you determine which share class is best suited to your personal financial goals.

The table below summarizes key features of each of the share classes of the Fund.

	Class A Shares	Class C Shares	Class I Institutional Shares

Availability / Eligibility	Generally available.	Generally available.

Limited to certain

investors, including:

•  Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment adviser, trust company or bank (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or broker-dealer through whom the shares are acquired has an agreement with distributors authorizing the sale of Fund shares

Minimum Initial Investment	$3,000	$3,000	$0 for fee-based accounts. $1 million for transactional accounts.

Minimum Subsequent Investment	$50	$50	$50

Initial Sales Charge	Yes, between 0% to 2.5% (see “Class A Shares—Sales Charges and Waivers/Reductions”).	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge	No.	1% for redemptions within 1 year of purchase.	No.

Redemption Fees	2% for redemptions within 5 days of initial purchase.	2% for redemptions within 5 days of initial purchase.	2% for redemptions within 5 days of initial purchase.

Distribution and Service (12b-1) Fees	Distribution Fee: 0.25%	Distribution Fee: 0.75% Service Fee: 0.25%	Distribution Fee: 0%

Conversion to Class A Shares	N/A	Automatically converts to Class A Shares after 7 years.	No.

Advantage	Lower ongoing distribution fees compared to Class C Shares.	Since there is no initial sales charge, you will start off owning more shares. Class C Shares make sense for investors who have a shorter investment horizon.	Since there is no initial sales charge, you will start off owning more shares. There are no distribution or service fees.

Disadvantage	Generally, a front-end sales charge is assessed which lowers the number of shares owned. Class A Shares may not make sense for investors who have a short investment horizon.	Over the long term, due to higher distribution fees, Class C Shares accrue higher fees. Higher total fees per share result in lower total performance.	Availability and eligibility are limited.

The following pages will discuss additional information about each share class, including the requirements to purchase Class I Institutional Shares, the sales charge table for Class A Shares, reduced sales charge information, Class C Shares CDSC information and sales charge waivers.

The availability of certain sales charge waivers and reductions may vary because Financial Intermediaries may have different policies regarding the availability of initial sales charge and deferred sales charge waivers. When you buy shares, you must notify your financial professional or selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”) of any facts or relationships that enable you to qualify for sales charge waivers or reductions. If the waiver and discount is not available through a particular Financial Intermediary, you will have to buy Fund shares through another Financial Intermediary to receive this waiver or discount.

More information regarding the existing sales charges, sales charge waivers and breakpoints, the methods used to value accounts for purposes of determining the applicability of breakpoints, the information that needs to be provided to a shareholder’s Financial Intermediary in order to receive such breakpoints and letters of intent, accumulation plans, dividend reinvestment plans, withdrawal plans, exchange privileges, employee benefit plans, redemption reinvestment plans, and waivers for particular classes of shareholders is available at www.popularfunds.com or the SAI which is also available on the Fund’s website or upon request.

Sales Charges and Waivers/Reductions

Class A Shares

Initial Sales Charges:

Class A Shares are sold at their net asset value plus an initial sales charge of up to 3.5%. The initial sales charge for Class A Shares may be reduced or waived for certain purchasers.

The table below shows the initial sales charge that you would pay if you buy Class A Shares. The offering price for Class A Shares includes any initial sales charge. You may qualify for a reduced initial sales charge. Purchases of Class A Shares at certain dollar levels, known as “breakpoints”, allow for a reduction in the initial sales charge. If you choose Class A Shares, you will pay a sales charge at the time of purchase as shown in the table below.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer’s Reallowance as a % of Offering Price[2]

Less than $50,000	2.50%	2.56%	2.00%

$50,000 - $99,999	2.25	2.30	1.75

$100,000 - $249,999	2.00	2.04	1.75

$250,000 - $499,999	1.75	1.78	1.50

$500,000 - $999,999	0.75	0.76	0.50

$1,000,000 - and over	0.00	0.00	0.00

[1]	Rounded to the nearest one-hundredth percent.

[2]

At the discretion of Popular Securities, LLC (the “Distributor”), the Dealer’s Reallowance, from time to time, may be equal to the entire sales charge set forth in the column of the above table under “Sales Charge as a % of Offering Price.”

Except as provided below under “Right of Accumulation” and “Letters of Intent,” the reduced sales charges shown above apply to the aggregate of purchases of Class A Shares made at one time by “any Puerto Rico person,” which includes an individual, his or her spouse and children whose principal residence is within Puerto Rico purchasing shares for his or her own account, or a trustee or other fiduciary of a single trust estate or single fiduciary account which is deemed to be a resident of Puerto Rico. Investors may meet the minimum investment amounts required to qualify for reduced sales charges by adding their purchases of Class A Shares to the net asset value of all Class A Shares held in Popular Total Return Fund, Inc., Popular High Grade Fixed-Income Fund, Inc. and any other fund organized by Banco Popular de Puerto Rico. The Fund, Popular High Grade Fixed-Income Fund, Inc., Popular Total Return Fund, Inc. and any other fund organized by Banco Popular de Puerto Rico, or an affiliate, are sometimes referred to herein as the “Popular Family of Funds.”

Class C Shares and Class I Institutional Shares are sold at their net asset value without an initial sales charge.

Initial Sales Charge Waivers

Purchases of Class A Shares may be made at net asset value without a sales charge in the following circumstances:

•

Sales of Class A Shares to directors or officers of the Fund and employees of the Adviser or the Distributor and their respective subsidiaries and affiliates, or to the spouse and children of such persons, or sales to any trust, pension, profit-sharing or other benefit plan for such persons provided such sales are made upon the assurance of the purchaser that the plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;

•	Offers of Class A Shares to any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

•

Purchases of Class A Shares by any client of a newly employed financial consultant of Popular Securities, LLC (for a period up to 90 days from the commencement of the financial consultant’s employment with the Distributor), on the condition (A) that the purchase of Class A Shares is made with the proceeds of the redemption of shares of another mutual fund which (i) was sold to the client by the financial consultant and (ii) was subject to a sales charge and (B) that the purchaser provides sufficient information at the time of purchase to permit verification that the purchases will qualify for elimination of the sales charge;

•	Insurance company separate accounts;

•	Wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor;

•	Employer-sponsored retirement plans with at least $500,000 in plan assets;

•	Officers, partners, employees or registered representatives of broker-dealers that have entered into sales agreements with the Distributor;

•	Purchases by other funds or accounts for which the Adviser or any affiliate acts as investment adviser or manager; and

•	Shares acquired by reinvestment of dividends.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge and must comply with the residency requirements described above under “Limitations of Offering and Transfer of Shares.”

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Appendix B. In all instances, it is the investor’s responsibility to notify the Fund or the investor’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders of the Fund will have to purchase shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Right of Accumulation

Class A Shares of the Fund may be purchased by any qualifying Puerto Rico resident at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A Shares of the Fund and Class A Shares in the Popular Family of Funds (or any other investment company designated by the Fund’s Board of Directors (“Board”)) then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Such information includes:

•	Information or records regarding shares or other funds in the Popular Family of Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;
•	Information or records regarding shares or other funds held in any account of the shareholder at another financial intermediary; and
•	Information or records regarding shares or other funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

The right of accumulation is subject to modification or discontinuance at any time after written notice to the shareholders with respect to all Class A Shares purchased thereafter.

Letters of Intent

A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter of Intent when placing orders. For purposes of a Letter of Intent, the amount of “Your Investment” as referred to in the preceding sales charge table includes purchases of all Class A Shares with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A Shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be automatically redeemed for such payment. Investors may meet the minimum investment amounts for Letters of Intent by adding the value of all other class A shares in the Popular Family of Funds and other funds managed or co-managed by the Adviser, purchased during the applicable period. Investors should consult the Distributor to obtain a Letter of Intent application.

Class C Shares

Contingent Deferred Sales Charge Alternatives

Class C Shares are sold at the net asset value next determined without an initial sales charge, so that a larger portion of the investor’s purchase may be invested immediately in the Fund than would be invested if the investor purchased Class A Shares. A contingent deferred sales charge equal to 1.00% is imposed on the redemption of Class C Shares within 12 months of purchase. Any applicable contingent deferred sales charge on Class C Shares will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. In addition, Class C Shares that are exchanged for shares of certain funds of the Popular Family of Funds will not be subject to a contingent deferred sales charge. See “Shareholder Information—Sales Charges and Waivers/Reductions—Exchange Privileges.” Class C Shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (1) capital appreciation of Fund assets; or (2) reinvestment of dividends or capital gain distributions.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and any capital gain distributions and finally of other shares held by the shareholder for the longest period of time. Any contingent deferred sales charge will be paid to the Distributor.

Conversion of Class C Shares to Class A Shares

Approximately seven years after purchase, Class C Shares of the Fund will convert automatically into Class A Shares of that Fund (the “Class C Shares Conversion”). This automatic conversion is not expected to be a taxable event or to result in the recognition of gain or loss by converting shareholders, although shareholders should consult their own tax advisors. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period.

Waivers of Contingent Deferred Sales Charges

The contingent deferred sales charge will be waived on: (a) redemptions of shares following the death or disability of the shareholder; (b) involuntary redemptions; and (c) redemptions of shares in connection with a combination of the Fund with any investment company by merger, acquisition of assets or otherwise.

Contingent deferred sales charge waivers will be granted subject to confirmation of the shareholder’s status.

Exchange Privileges

As of the date of this prospectus, your shares may be exchanged for shares of the same class of any other fund that is part of the Popular Family of Funds. If the fund into which you exchange has a higher initial sales charge, the new class of shares you will receive will be subject to a sales charge equal to the difference between the original sales charge and the sales charge of the fund into which you exchange. If the fund into which you exchange has a lower initial sales charge, the exchange will not be subject to an initial sales charge. Furthermore, the contingent deferred sales charge (if any) on Class C Shares will continue to be measured from the date of original purchase of said Class C Shares. If the fund into which you exchange has a higher contingent deferred sales charge, the new Class C shares that you receive will be subject to that charge. If you exchange at any time into a fund with a lower contingent deferred sales charge, the sales charge will not be reduced. Shares may only be exchanged for shares of another fund in the Popular Family of Funds up to five times per fiscal year of the Fund. Not all funds in the Popular Family of Funds offer all classes of shares. Exchanges of shares are subject to the minimum investment requirements of the fund into which exchanges are made. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. Be sure to read the prospectus of the fund in the Popular Family of Funds into which you are exchanging. An exchange is a taxable transaction.

Class I Institutional Shares

Class I Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Class I Institutional Shares. Your broker-dealer or other Financial Intermediary can help you determine whether you are eligible to buy Class I Institutional Shares.

Eligible Class I Institutional Shares investors include the following:

•

Investors acquiring shares in connection with a comprehensive fee or other advisory fee arrangement between the investor and a Sponsor in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or broker-dealer through whom the shares are acquired has an agreement with distributors authorizing the sale of Fund shares; and

The Fund reserves the right to modify or waive the above-stated policies at any time.

Redemption of Shares

Shares (including fractional shares) normally may be redeemed for cash upon receipt of a request in proper form on any business day. In order for shares to be redeemed on a particular redemption date, the redemption order in proper form must be received by the Fund by the close of trading on the NYSE (generally, 4:00 P.M., New York time) on the redemption date from the Distributor or other broker-dealer with which the Distributor has executed a selected dealer agreement. Redemption orders received by the Fund are irrevocable, except at the discretion of the Fund. The redemption price will be the net asset value per share as of the close of trading on the NYSE on the date of redemption, minus any applicable contingent deferred sales charge. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Under normal and stressed market conditions, the Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

Redemption of shares by the Fund is a taxable event. See the section entitled “Taxation.”

The right to redeem shares on a daily basis may be suspended or the date of payment postponed (a) for periods during which trading on the NYSE is restricted or the NYSE is closed or during which the U.S. bond markets are closed or (b) for any period during which an emergency exists as a result of which disposal of portfolio securities or determination of the net asset value per share of a class is not reasonably practicable.

A shareholder wishing to redeem shares may do so by telephone through a registered representative of the Distributor or a broker-dealer or other financial institution that has entered into a selected dealer agreement with the Distributor or by submitting a written request for redemption to the Distributor or such broker-dealer. The Distributor reserves the right to require that any redemption request be made in writing. A written redemption request must (a) state the number or dollar amount of shares to be redeemed, (b) identify the shareholder’s account number, and (c) be signed by the account holder exactly as the account is registered. The redemption proceeds will be remitted on or before the third business day following receipt of a redemption request in proper form that meets the above requirements.

In the event of a redemption of shares with an aggregate net asset value in excess of $10,000, the Fund reserves the right to require that the signature(s) on the redemption request be guaranteed by an “eligible guarantor institution” (including, for example, certain financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Distributor through the use of industry publications. Unless otherwise directed, payment will be made in accordance with the existing instructions in the account held with the Distributor or financial institution through which the investor holds his or her shares, which may include mailing a check to the investor’s address of record within three business days of receipt of a proper notice of redemption as set forth above. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

The Distributor or any other broker-dealer participating in the distribution of shares may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Distributor or a broker-dealer or other financial institution involved in the distribution of shares receives all required documents in a timely manner and in proper form.

Automatic Cash Withdrawal Plan

The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders may elect to receive cash payments of at least $100 per withdrawal. Automatic cash withdrawals will be subject to any applicable contingent deferral sales charges. To the extent withdrawals exceed dividends, distributions and appreciation of the shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments will reduce the shareholder’s investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. For further information regarding the automatic cash withdrawal plan, shareholders should contact the Distributor.

Special Redemption Fees on Short Term Trading

The Fund will impose a 2.00% redemption fee, payable directly to the Fund, on redemptions made within five (5) days after acquiring shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

The Fund reserves the right to waive the redemption fee at its discretion if the Fund believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Frequent Purchases and Redemptions and Market Timing

The interests of the Fund’s long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as “market timing.” Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer’s Fund shares. These factors may hurt the Fund’s performance and its shareholders.

The Fund currently uses several methods to reduce the risks of market timing, including assessing redemption fees on redemptions and/or exchanges made within certain periods in order to protect the Fund from the costs of short-term or excessive trading.

Subject to the oversight of the Fund’s Chief Compliance Officer (the “CCO”), ALPS Fund Services, Inc. (the “Transfer Agent”), the Fund’s transfer agent, has implemented procedures to help monitor for potential market timing activity. On a weekly basis, the Transfer Agent provides trade reports to the CCO so that the CCO can review for any activity that may indicate potential market timing activity. Identified transactions are compared to historical transactions in an effort to ascertain if excessive trading has occurred. If the CCO finds or suspects that excessive trading activity and/or market timing activity may be occurring, the CCO will determine what appropriate action, if any, should be taken with regard to the account(s) involved.

If information regarding a shareholder’s trading activity in any of the Fund is brought to the attention of the Board and based on that information the Board in its sole discretion concludes that the trading may be detrimental to the Fund as described in the Fund’s market timing policy, the Board may temporarily or permanently bar such shareholder’s future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which a shareholder may request future purchases and redemptions.

Transactions placed in violation of the Fund’s Market Timing Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In considering an investor’s trading activity, the Fund may consider, among other factors, the trading history of accounts under common ownership or control for the purpose of enforcing these policies.

For accounts serviced by Financial Intermediaries where the identity of the shareholder is unknown and/or the account is within an omnibus account, the Transfer Agent makes best efforts to contact the Financial Intermediary to determine the source of such trading activity. By their nature, omnibus accounts, in which purchases and sales of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions in the Fund in which case the Fund would not be protected from such excessive trading or market timing activity.

Right to Reject or Restrict Purchase Orders

Purchases of shares should be made primarily for investment purposes. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading, and including transactions accepted by any shareholder’s broker, dealer or financial representative. Transactions placed in violation of the Fund’s market timing policy or exchange limit guidelines may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Management of the Fund

Investment Adviser

Popular Asset Management LLC, a registered investment adviser, acts as the investment adviser of the Fund pursuant to an investment advisory agreement with the Fund. Subject to the direction of the Board, the Adviser is responsible for all investment decisions regarding the Fund’s assets. The Adviser currently acts as investment adviser or co-investment adviser to several other Puerto Rico investment companies and as of October 31, 2021, managed or co-managed approximately $794 million in assets.

Unless earlier terminated as described below, the investment advisory agreement between the Fund and the Adviser will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (1) by the Board or by a majority of the outstanding voting securities of the Fund and (2) by a majority of the directors who are not parties to such contract or affiliated with any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

The Adviser will be compensated by the Fund at the annual rate of 0.50% of the value of the Fund’s average daily total assets, which includes leverage. The principal executive offices of the Adviser are located at the Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its main telephone number is (787) 754-4488.

For the fiscal year ended June 30, 2021, the Fund paid the Adviser management fees at the annual rate of 0.68% of the Fund’s average daily net assets.

A discussion of the basis for the Board’s approval of the Management Agreement with respect to the Fund is included in the Fund’s annual shareholder report for the fiscal year ended June 30, 2021.

Portfolio Managers

A team of investment professionals led by Javier Rubio, CFA, Joaquin Pérez, CFA, and Cristina Cañellas, CFA, is primarily responsible for the day to day management of the Fund’s assets.

Mr. Rubio joined Popular Asset Management LLC, then a division of Banco Popular de Puerto Rico, in September 1996 acting as its Chief Investment Officer. Mr. Rubio has a BBA from the University of Puerto Rico, an MBA from the University of Michigan and holds the Chartered Financial Analyst designation. He has sixteen years of experience in investment management. Mr. Rubio also serves as portfolio manager for various Puerto Rico investment companies advised or co-advised by the Adviser.

Mr. Pérez has a BA degree from Yale University. He has over 20 years of experience in investments and portfolio management. He joined Popular Asset Management LLC in 1998 as portfolio manager for institutional equity portfolios and remained in that role until 2013. He obtained the CFA Charterholder designation in 2001. From to 2013 to 2019, Joaquín worked primarily with institutional fixed-income portfolios. Since 2019, he has remained a member of the investment team, assisting in the oversight of all asset management functions and portfolios.

Ms. Cañellas holds a Bachelor of Science in Finance from Bentley University and has over 10 years of experience in investments and portfolio management. She joined Popular Asset Management LLC in 2021 as portfolio manager for institutional fixed-income portfolios. Before working at Popular Asset Management, Cristina worked at Santander Asset Management as a Senior Portfolio Manager for institutional fixed-income portfolios, manager of the Investment Department, and Vice President of the First PR Family of Funds. Before that, she worked as a Trader at the Treasury and Investments Department at the Government Development Bank for Puerto Rico. Cristina also worked at UBS Asset Management, as an Analyst for institutional fixed-income portfolios, where she started her professional carrier in portfolio management. Furthermore, she holds the Chartered Financial Analyst designation which she obtained in 2015.

Distribution Arrangements

The Fund has agreed to pay a distribution fee to the Distributor pursuant to a Distribution Plan adopted by the Fund. Under the Distribution Plan, the Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.24% for the Class A Shares and 1.00% for the Class C Shares, of the average daily net assets of each of such classes, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment.

The Distributor is a wholly owned subsidiary of Popular, Inc., the parent company of the Adviser. See “Conflicts of Interest – Transactions with Affiliates.”

Potential Conflicts of Interest

Certain activities of the Adviser and its affiliates, including Popular Securities, LLC, Popular, Inc. and their respective affiliates (collectively, the “Affiliates”, and together with the Adviser, referred to herein as “Popular”)), and their respective directors, officers or employees, with respect to the Fund and/or other accounts managed by Popular, may give rise to actual or perceived conflicts of interest such as those described below.

Popular, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged in various businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Fund.

The Adviser and certain of its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. The Adviser and its Affiliates are involved with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Adviser or one or more Affiliates act or may act as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Adviser or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and the Adviser, to the extent permitted under the 1940 Act). The trading activities of the Adviser and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in the Adviser or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.

Neither the Adviser nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by the Adviser or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, the Fund may, from time to time, enter into transactions in which the Adviser or an Affiliate or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by the Adviser or its Affiliates may adversely impact the Fund. Transactions by one or more clients or the Adviser or its Affiliates or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to the Adviser or one or more Affiliates and/or their internal policies designed to comply with such restrictions.

In addition, certain principals and employees of the Fund and the Adviser are also principals and employees of other business units or entities within Popular. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Fund should be aware.

Present and future activities of Popular, its subsidiaries and their directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. See the SAI for further information.

Valuation of Shares

The price of the shares is based on the value of the Fund’s portfolio securities and other investments. Net asset value per share is determined daily by ALPS Fund Services, Inc. (the “Administrator”) after the close of trading on the NYSE on each business day. For purposes of determining the net asset value of a share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including borrowings and accrued interest thereon and other accrued expenses) is divided by the total number of shares of such Class outstanding at such time. Expenses, including the fees payable to the Adviser, the Distributor and the Administrator, are accrued daily and paid monthly.

The Fund’s assets will be valued by the Administrator, with the assistance of the Adviser, in good faith and under the supervision of the Board. Securities that are listed or traded on a securities exchange are valued at the last available sale price on the principal exchange on which they are listed, and securities traded on the NASDAQ System are valued at the last sale price reported as of the close of trading on the NYSE on such business day. Portfolio securities traded in other over-the-counter markets are valued at the last available bid price in the over-the-counter market prior to the time of valuation. When market quotations for securities held by the Fund are not readily available, they will be valued at fair value by or under the direction of the Board utilizing quotations and other information concerning similar securities derived from recognized dealers in those securities or, in the case of fixed-income securities, information regarding the trading spreads quoted by recognized dealers between such securities and U.S. Treasury securities whose characteristics are determined to most closely match the characteristics of the Fund’s securities. Dealers providing pricing information may include the Distributor, and in the case of certain securities held by the Fund, the Distributor might be the sole or best source of pricing information.

In determining net asset value, the Fund also may utilize the valuations of portfolio securities and other investments furnished by a pricing service approved by the Board. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Portfolio securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations will be reviewed by the officers of the Fund under the general supervision of the Board. Prior to using a pricing service, the Board will determine in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities.

Notwithstanding the above, fixed-income securities for which market quotations are not readily available with maturities of 60 days or less, generally will be valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board or an authorized committee thereof determines that this valuation method does not represent fair value. All other securities of the Fund for which quotations are not readily available from any source, will be valued by a Valuation Committee responsible for carrying out such function as authorized and delegated by the Board. In considering the method to be used to determine the fair value of a portfolio instrument, the Valuation Committee shall consider all of the relevant factors and surrounding circumstances, including but not limited to quotations from pricing brokers and other information concerning similar securities derived from recognized dealers in those securities.

Dividends and Automatic Reinvestment

The Fund intends to declare and pay annually a dividend of substantially all of its net investment income, if any, on shares of the Fund. The Fund does not expect to make distributions of net realized capital gains, although the Board reserves the right to change this policy.

Unless a shareholder has elected to receive distributions of income in cash, dividends will be reinvested automatically in additional shares of the same class at net asset value per share of such class as of the close of business on the ex-dividend date. A shareholder may change the option at any time by notifying his or her broker.

The per share dividends on Class C Shares of the Fund will be lower than the per share dividends on Class A Shares principally as a result of the higher distribution and service fees applicable to Class C Shares.

Dividends to Qualifying Individuals (as defined below, under “Taxation”) and Qualifying Trusts (as defined below under “Taxation“) consisting of Ordinary Dividends (as defined below under “Taxation”) will be distributed net of the 15% tax imposed by Section 1023.06 of the PR Code, which will be automatically withheld at source by the Fund.

Distributions from the Fund may be subject to U.S. federal income taxes if made to shareholders who are not Qualifying Investors (as defined herein). Please refer to the section entitled “Taxation” and consult your tax adviser.

Taxation

The following discussion summarizes the material Puerto Rico and U.S. federal tax considerations that may be relevant to prospective investors in the Fund. This section is not to be construed as a substitute for careful tax planning. Prospective investors are urged to consult their own tax advisers with specific reference to their own tax situations, including the application and effect of other tax laws and any possible changes in the tax law after the date of this prospectus.

The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the PR Code and the regulations promulgated or applicable thereunder (the “Puerto Rico Code Regulations”); Administrative Determination Number 19-04, issued by the Puerto Rico Secretary of the Treasury (the “Secretary”) on September 5, 2019 (“AD19-04”); the Municipal Code and Act 93-2013.

The Puerto Rico income tax treatment of the Fund and the Qualifying Investors (as defined below) is based on the relevant provisions of the PR Code as construed by the Secretary in AD-19-04. Pursuant to the PR Code, the Puerto Rico income tax treatment of the Fund and the Qualifying Investors discussed herein is applicable to investment companies registered under Act 93-2013 or its predecessor, Act Number 6 of October 19,1954, as amended (“Act 6-1954” and together with Act 93-2013, collectively, the “PR Investment Companies Acts“) and its Qualifying Investors. However, as a result of the amendment of the 1940 Act by the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, Puerto Rico investment companies, such as the Fund, have to register with the Securities and Exchange Commission (the “SEC”) under the 1940 Act and are not allowed to register under the PR Investment Companies Acts. Thus, in AD19-04, the Secretary ruled that the Puerto Rico income tax treatment of investment companies pursuant to the PR Code continues to be applicable to investment companies organized in Puerto Rico with their principal office in Puerto Rico, such as the Fund, to the same extent as if they were registered under any of the PR Investment Companies Acts; provided that, the investment companies are registered with the SEC under the 1940 Act.

The discussion in connection with the U.S. federal income tax considerations is based on the current provisions of the U.S. Code, and the regulations promulgated thereunder (the “U.S. Code Regulations”) and the administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”).

This discussion assumes that the shareholders of the Fund will be (i) individuals who are bona fide residents of Puerto Rico for the entire taxable year, within the meaning of Sections 933 and 937 of the U.S. Code (“Qualifying Individuals”), (ii) U.S. citizens nonresident of Puerto Rico (“Nonresident U.S. Citizens “), (iii) corporations or entities organized under the laws of Puerto Rico treated as corporations under the PR Code and the U.S. Code; provided that, the distributions from the Fund are not effectively connected with their U.S trade or business (“Qualifying Corporations”), (iv) corporations organized outside of Puerto Rico, or entities organized outside of Puerto Rico treated as corporations under the PR Code and the U.S. Code, that either are not engaged in trade or business in

Puerto Rico (“Foreign Corporations”) or that are engaged in trade or business in Puerto Rico (“Resident Foreign Corporations “), or (v) trusts (other than business trusts) organized under the laws of Puerto Rico, the trustees of which are Qualifying Individuals or Qualifying Corporations and all the beneficiaries of which are Qualifying Individuals (“Qualifying Trusts”), including employee retirement plan trusts described in Section 1081.01(a) of the PR Code (“Qualifying Retirement Trusts” and together with Qualifying Individuals, Qualifying Corporations and Qualifying Trusts collectively referred to as “Qualifying Investors”). This summary does not attempt to discuss all tax consequences to Qualifying Investors, Foreign Corporations or Resident Foreign Corporations that may be subject to special tax treatment under the PR Code or the Municipal Code (such as partnerships special partnerships, corporations of individuals or other pass-through entities and tax-exempt organizations) or under the U.S. Code (such as “controlled foreign corporations” or “personal holding companies”).

The statements that follow are based on the existing provisions of such statutes, regulations and administrative pronouncements, all of which are subject to change (even with retroactive effect). A prospective investor should be aware that the conclusions set forth herein in connection with Puerto Rico and U.S. tax treatment of the Fund, the Qualifying Investors, the Nonresident U.S. Citizens, the Foreign Corporations and the Resident Foreign Corporations are not binding on the Puerto Rico Treasury Department (“PRTD”), any municipality or agency of Puerto Rico, the IRS or the courts. Accordingly, there can be no assurance that the conclusions set forth herein, if challenged, will be sustained.

Puerto Rico Taxation of the Fund

Income Taxes. The Fund should be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the PR Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, property of the Fund that consists of repurchase agreements, obligations of the Government of Puerto Rico or the U.S. Government and stocks of domestic or foreign corporations are exempt from property taxes imposed by the Municipal Code.

Municipal License Taxes. Pursuant to Act 93-2013, investment companies, such as the Fund are not subject to municipal license taxes; provided that, they are registered under Act 93-2013. Because municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico, the holding of AD 19-04 should be construed as exempting the Fund from the municipal license tax imposed by the Municipal Code.

Puerto Rico Taxation of Fund Shareholders

Regular Income Taxes on Capital Gains. Gains recognized by a Qualifying Investor from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of shares will be treated as a capital gain for Qualifying Investors who hold the shares as a capital asset and as a long-term capital gain if the shares have been held by the Qualifying Investor for more than one (1) year prior to such sale or exchange. Long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other disposition of the shares will be subject to a 15% income tax rate; except that, if the alternate basic tax is applicable, the rate would be a maximum of 24%. Alternatively, the Qualifying Individual may elect to include such long-term capital gain as ordinary income and be subject to the regular income tax rates imposed under the PR Code. Long-term capital gains recognized by a Qualifying Corporation on the sale, exchange or other disposition of the shares will be subject to an alternative 20% income tax rate.

Gains recognized by a Nonresident U.S. Citizen or a Foreign Corporation from the sale, exchange or other disposition of shares should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations will be subject to Puerto Rico income tax on such gains, if the Resident Foreign Corporation is engaged in certain banking or financial business in Puerto Rico and the gains are attributable to such business.

Losses from the sale, exchange or other disposition of shares that constitute capital assets in the hands of Qualifying Investors or Resident Foreign Corporations are deductible only to the extent of gains recognized by any such investors from the sale, exchange or other disposition of capital assets during the same taxable year. Qualifying Investors, except for Qualifying Corporations, may also deduct up to $1,000 of such capital losses against ordinary income. Qualifying Investors and Resident Foreign Corporations may carryforward and deduct any remaining losses against capital gains incurred in subsequent taxable years, subject to certain time limitations, but the deduction is limited to 90% of the capital gains.

Regular Income Taxes on Dividend Distributions. Dividend distributions by the Fund are classified as “Capital Gain Dividends” or “Ordinary Dividends” as discussed below.

Dividends paid by the Fund from its earnings and profits derived from the sale or exchange of property (“Capital Gain Dividends”) are taxable as long-term capital gains to Qualifying Investors regardless of how long the shares have been held by the Qualifying Investor. Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15%, in the case of Qualifying Individuals, and for the alternative 20% income tax rate, in the case of Qualifying Corporations.

Capital Gain Dividends of Nonresident U.S. Citizens and Foreign Corporations should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations will be subject to a 20% Puerto Rico income tax and a 10% Puerto Rico branch profits tax, if the Capital Gains Dividends are attributable to certain banking or financial business conducted by the Resident Foreign Corporation in Puerto Rico.

Special rules may apply to Capital Gain Dividends distributed by the Fund to Qualifying Trusts.

A dividend distributed by the Fund that is not a Capital Gain Dividend is an “Ordinary Dividend.”

Ordinary Dividends and Capital Gain Dividends distributed to Qualifying Individuals and Qualifying Corporations and Ordinary Dividends and Capital Gain Dividends subject to Puerto Rico income tax distributed to Resident Foreign Corporations are included in gross income and subject to Puerto Rico income tax (as ordinary gross income or capital gain, as the case may be), regardless of whether they are reinvested in additional shares pursuant to the Fund’s dividend reinvestment plan. Distributions that exceed the earnings and profits of the Fund will be treated as a tax-free return of capital to such investors, to the extent of the investors’ basis in the shares, and any excess will be treated as a gain from the sale or exchange of the shares.

By purchasing shares, Qualifying Investors and Resident Foreign Corporations will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to a 15% Puerto Rico income tax withholding, which will be automatically withheld at the source by the Fund or its paying agent (including the Distributor or a selected Dealer).

Ordinary Dividends received by Qualifying Individuals, and Qualifying Trusts will be subject to a 15% preferential tax to be withheld at source, rather than to the regular tax on ordinary income. Nonresident U.S. Citizens will also be subject to the 15% withholding tax.

Upon filing a Puerto Rico income tax return, a Qualifying Individual, Qualifying Trust or Nonresident U.S. Citizen may elect not to be subject to the 15% preferential tax on the Ordinary Dividends and to be subject to the regular income tax rates provided by the PR Code on ordinary income and the 15% tax withheld at source may be claimed as a credit against Puerto Rico income taxes.

An Ordinary Dividend received by a Foreign Corporation will be subject to a 10% Puerto Rico tax that will be withheld by the Fund or its paying agent. Qualifying Corporations and Resident Foreign Corporations will be subject to the regular and alternative minimum tax. An Ordinary Dividend received by a Qualifying Corporation or a Resident Foreign Corporation will qualify for an 85% dividends received deduction. Qualifying Corporations and Resident Foreign Corporations will not be eligible for the 15% preferential tax applicable to Qualifying Individuals, Nonresident U.S. Citizens and Qualifying Trusts. However, dividends paid to Qualifying Corporations and Resident Foreign Corporations will be subject to the 15% income tax withholding, which amount may be claimed as a credit against the Puerto Rico income taxes due by the Qualifying Corporation.

Alternate Basic Tax. Qualifying Individuals and Nonresident U.S. Citizens are subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax rates range from 10% to 24% depending on the alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other adjustments, adding: (i) certain income exempt from the regular income tax and (ii) to the extent applicable, income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other taxable disposition of shares. It should be noted that exempt dividends paid by the Fund are not subject to alternate basic tax.

Estate and Gift Taxes. Puerto Rico does not impose gift or estate taxes. Thus, the transfer of shares by gift by a Qualifying Individual or a Nonresident U.S. Citizen will not be subject to gift taxes or estate taxes

Municipal License Taxes. Under the PRMC, all dividends distributed by the Fund to Qualifying Corporations and to Resident Foreign Corporations will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5%, in the case of Qualifying Corporations and Resident Foreign Corporations that are engaged in a financial business, or of up to 0.5%, in the case of Qualifying Corporations and Resident Foreign Corporations engaged in non-financial businesses. Qualifying Individuals, Nonresident U.S. Citizens and Foreign Corporations will not be subject to municipal license tax on the Fund’s distributions.

Property Taxes. Under the provisions of the Municipal Code, the shares are exempt from Puerto Rico personal property taxes in the hands of the Qualifying Investors and Resident Foreign Corporations Nonresident U.S. Citizens and Foreign Corporations are not subject to property taxes on their shares.

The discussion contained in this Section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.

United States Taxation of the Fund

Income Taxes. For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund, the Fund should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. The Fund is not expected to be engaged in a U.S. trade or business for U.S. federal income tax purposes. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property or any other income from sources outside the U.S. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

Interest received by the Fund from U.S. sources on certain registered obligations (“Portfolio Interest”) and gains derived by the Fund from the sale or exchange of personal property (other than a “United States Real Property Interest”, as such term is defined in the U.S. Code) are not subject to U.S. federal income tax. It is the intent of the Fund’s management to derive only U.S. source interest income considered to be Portfolio Interest with respect to its investments in U.S. fixed-income securities. Moreover, as a foreign corporation not engaged in trade or business in the U.S., the Fund should only be subject to U.S. federal income taxation if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund should be subject to withholding of U.S. federal income tax at a 30% rate on certain types of U.S. source income. Dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.

FATCA. The U.S. Internal Revenue Code imposes a 30% withholding tax upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (including “non-financial foreign territory entities”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding applies to payments made after June 30, 2014. Payments on certain grandfathered obligations are not subject to the referenced 30% withholding. The IRS has released proposed regulations, which taxpayers may rely on, that eliminate the withholding tax under FATCA on payments of proceeds from the sale of property that could give rise to U.S. source interest or dividends.

Regulations issued by the U.S. Department of the Treasury and the IRS (the “FATCA Regulations”) treat the Fund as a “territory non-financial foreign entity.” Under this classification, the Fund could be required to provide to the payors of such U.S. sourced income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors, in turn, would be required to disclose such information to the IRS. Under the FATCA Regulations, the Fund would not have to provide the required information if it is wholly owned directly or indirectly by investors who are individual bona fide residents of Puerto Rico for purposes of Section 933 of the

U.S. Code, otherwise it will have to provide the information with respect to direct and indirect substantial U.S. owners of the Fund. However, the Fund has elected to register as a direct reporting non-financial foreign entity, and as such, it is required to provide such information directly to the IRS by filing Form 8966 with IRS.

If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the FATCA Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements.

To ensure that the Qualifying Investors that acquire shares after the date hereof will have the obligation to timely provide the Fund the information required to comply with the U.S. Code, by making an investment in shares, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the shares of any investor that fails to timely provide such information or certifications. In addition, any investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.

United States Taxation of Qualifying Investors

Dividends. Under Sections 933 and 937 of the U.S. Code, Qualifying Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico and is not effectively connected with U.S. trade or business. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Qualifying Individual; provided, that, they are not effectively connected with a U.S. trade or business of such Qualifying Individual. However, in the case of Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.

The U.S. Code contains certain attribution rules pursuant to which shares owned by other persons are deemed owned by the Qualifying Individuals for purposes of determining whether they are 10% Shareholders. As a result, a Qualifying Individual that owns less than 10% of the issued and outstanding voting shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns shares. To determine whether a Qualifying Individual is a 10% Shareholder, the Qualifying Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Qualifying Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Qualifying Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to such Fund’s dividends not subject to U.S. federal income tax.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.

It must be noted that the IRS issued regulations under Section 937(b) of the U.S. Code that include an exception to the general source of income rules (described above) otherwise applicable to dividends paid by Puerto Rico corporations (such as the Fund) in the case of dividends paid by such Puerto Rico corporations pursuant to certain conduit plans or arrangements (“conduit arrangements”). Under the regulations, income received pursuant to a conduit arrangement from U.S. sources would retain its character as U.S. source income notwithstanding the fact the general sourcing rules would otherwise treat such income as being from Puerto Rico sources. In general, the regulations describe a conduit arrangement as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a similar kind) to a third person in exchange for one or more payments constituting income from sources within the U.S. However, it seems that the conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by state authorities and, therefore, should not change the conclusion that dividends paid by the Fund will be considered from Puerto Rico sources as described above.

Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of shares by a Qualifying Individual, including an exchange of shares of the Fund for shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for Qualifying Entities that are treated as partnerships for U.S. federal income tax purposes.

PFIC Rules. Under the current provisions of the U.S. Code, the Fund will be treated as a passive foreign company (“PFIC”). Under the PFIC rules, a Qualifying Individual and a Nonresident U.S. Citizen that disposes of its shares at a gain is treated as receiving an excess distribution equal to such gain. In addition, if any Qualifying Individual or a Nonresident U.S. Citizen receives a distribution from the Fund in excess of 125% of the average amount of distributions such Qualifying Individual or Nonresident U.S. Citizen has received from the Fund during the three preceding taxable years (or shorter period if the Qualifying Individual or Nonresident U.S. Citizen has not held the stock for three years), the Qualifying Individual and Nonresident U.S. Citizen are treated as receiving an excess distribution equal to such excess. In general, under the PFIC rules, (i) the excess distribution or gain would be allocated ratably over Qualifying Individual and Nonresident U.S. Citizen’s holding period for the shares, (ii) the amount allocated to the current taxable year would be taxed as ordinary income, and (iii) the amount allocated to each of the other taxable years would, with certain exceptions, be subject to tax at the highest rate of tax in effect for the Qualifying individual and Nonresident U.S. Citizen for that year, and an interest charge for the deemed deferral benefit would be imposed on the resulting tax attributable to each such year.

As an alternative to these rules, the Qualifying Individuals and Nonresident U.S. Citizen may, in certain circumstances, elect a mark-to-market treatment with respect to the shares.

However, under a proposed U.S. Code regulation, Qualifying Individuals are subject to the rule described in (ii) and (iii) above only to the extent that any excess distribution or gain is considered to be from sources other than Puerto Rico or is allocated to a taxable year during which the Qualifying Individual held the shares and was not a bona fide resident of Puerto Rico during the entire taxable year, or in certain cases, a portion thereof, within the meaning of Sections 933 and 937 of the U.S. Code. The portion of the excess distribution or gain considered to be Puerto Rico source income that is allocated to the current taxable year of the Qualifying Individual will not be subject to U.S. federal income tax pursuant to U.S. Code Section 933.

Qualifying Individuals and Nonresident U.S. Citizens must file an annual report containing such information as the Secretary of the Treasury may require (Form 8621), unless an exception from the filing requirement is applicable. Prospective investors should consult with their own tax advisers regarding this matter and similar disclosure requirements as they apply to them.

Qualifying Trusts should consult their tax advisers regarding the U.S. federal tax consequences of an investment in the Fund.

Estate and Gift Taxes. The transfer of shares by death or gift by a Qualifying Individual will not be subject to estate and gift taxes imposed by the U.S. Code if such Qualifying Individual (i) is a U.S. citizen who acquired such citizenship solely by reason of birth or residence in Puerto Rico and (ii) is a resident of Puerto Rico for purposes of the U.S. Code as of the time of the death or gift.

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances.

Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal or Puerto Rico taxes or as to the consequences of investing in the Fund.

United States Taxation of U.S. Investors

Shares are not intended to be offered to persons that are “United States persons” within the meaning of Code Section 7701(a)(30) of the U.S. Code (“U.S. Investors”). It is expected that the Fund will be treated as a PFIC and may be treated as a CFC as those terms are defined in the U.S. Code and the Code Regulations. Thus, if a shareholder were to become a U.S. Investor (or if the Fund were to admit a U.S. Investor), an investment in the Fund may cause a U.S. Investor to recognize taxable income prior to the investor’s receipt of distributable proceeds, pay an interest charge on receipts that are deemed to have been deferred and recognize ordinary income that otherwise would have been treated as capital gain for U.S. federal income tax purposes. For these purposes, a US Investor would include an individual that no longer qualifies as a Puerto Rico Individual. The Fund does not intend to provide information necessary to make a QEF election within the meaning of Code section 1295 with respect to the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the last fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information.

				Class A
				Common Shares

				For the year ended
				June 30, 2021

Increase (Decrease) in Net Asset Value:
Per Share			Net asset value, beginning of the period	$3.87
Operating	(a	)	Net investment income	$0.12
Performance:	(a	)	Net realized gain and change in unrealized appreciation (depreciation) on investments and derivatives	0.12
			Total from investment operations	$0.24
			Less: dividends from net investment income applicable to common shareholders	($0.12)
			Net asset value, end of the period	$3.99

Total Investment
Return: (b)(g)			Based on net asset value per share	6.28%

Ratios: (c)	(e	)	Gross expenses to average net assets applicable to common shareholders	2.24%
	(e	)	Expenses to average net assets applicable to common shareholders - net of waived fees	2.16%
	(f	)	Operating expenses to average net assets applicable to common shareholders	2.13%
			Interest and leverage related expenses to average net assets applicable to common shareholders	0.11%
			Gross net investment income to average net assets applicable to common shareholders	3.10%
	(d	)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.18%

Supplemental			Net assets applicable to common shareholders, end of year (in thousands)	$22,677
Data:			Portfolio turnover	0.00%
			Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage backed securities paydowns	0.00%

				Class C
				Common Shares

				For the year ended
				June 30, 2021
Increase (Decrease) in Net Asset Value:

Per Share			Net asset value, beginning of the period	$3.92
Operating	(a	)	Net investment income	0.09
Performance:	(a	)	Net realized gain and change in unrealized appreciation (depreciation) on investments and derivatives	0.11
			Total from investment operations	0.20
			Less: dividends from net investment income applicable to common shareholders	(0.11)
			Net asset value, end of the period	$4.01

Total Investment
Return: (b)(g)			Based on net asset value per share	5.29%

Ratios: (c)	(e	)	Gross expenses to average net assets applicable to common shareholders	3.04%
	(e	)	Expenses to average net assets applicable to common shareholders - net of waived fees	2.96%
	(f	)	Operating expenses to average net assets applicable to common shareholders	2.93%
			Interest and leverage related expenses to average net assets applicable to common shareholders	0.11%
			Gross net investment income to average net assets applicable to common shareholders	2.30%
	(d	)	Net investment income to average net assets applicable to common shareholders - net of waived fees	2.38%

Supplemental			Net assets applicable to common shareholders, end of year (in thousands)	$21,298
Data:			Portfolio turnover	0.00%
			Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage backed securities paydowns	0.00%

	(a	)	Based on daily average outstanding common shares of 5,983,775 and 5,775,817 for Class A and Class C Common Stock, respectively, for the year ended June 30, 2021.

	(b	)	The return is calculated based on beginning and end of the period net asset values. Total return excludes the effect of initial and contigent deferred sales charges.

	(c	)

Based on daily average net assets applicable to common shareholders of $23,586,328 and $22,966,082 for Class A and Class C shares, respectively, for the year ended June 30, 2021. Investment income, realized gains/losses and Fund level expenses are allocated to the two classes as disclosed in Note 1. Class-specific expenses are allocated to the relevant class.

	(d	)

The effect of the expenses waived for the year ended June 30, 2021 was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.08% for Class A and 0.08% for Class C common stock, respectively.

	(e	)	“Expenses” include both operating and interest and leverage related expenses.

	(f	)	“Operating expenses” represents total expenses excluding interest and leverage related expenses.

	(g	)	Dividends are assumed to be reinvested at the per share net asset value on the date dividends are paid.

General Information

License Agreement

Under the terms of a license agreement with Popular, Inc. (the “License Agreement”), the Fund has been granted a license to use certain trade names and trademarks of Popular, Inc. The License Agreement may be amended by the parties thereto without the consent of any of the shareholders of the Fund.

None of the Fund, the Adviser, the Distributor, the Administrator or any shareholder of the Fund is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademark “Popular” except as specifically described herein or as may be specified in the License Agreement.

Additional Information Relating to Annual Reports and Semi-Annual Reports of the Fund

The Fund will send its shareholders an audited annual report, which includes listings of the investment securities held by the Fund at the end of the period covered and the audited financial statements of the Fund. The Fund will also send shareholders an unaudited semi-annual report. In an effort to reduce the Fund’s printing and mailing costs, the Fund plans to consolidate the mailing of its annual report by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their broker. A copy of the Fund’s annual report and semi-annual report, when available, may be obtained from the Distributor free of charge upon request by calling (787) 758-7400.

Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

After the end of each calendar year, shareholders will also receive Puerto Rico tax information regarding dividends and capital gain distributions.

Privacy Policy

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number, or tax identification number;
•	Written and electronic correspondence, including telephone contacts; and
•	Account history, including information about Fund transactions and balances in your accounts with the Transfer Agent.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic and procedural safeguards to protect personal information.

The Fund may share personal information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts.

Investors should contact the broker-dealer through which they hold shares in the Fund for a copy of their privacy policy.

Statement of Additional Information

For further information about the Fund, including how the Fund invests, please see the Fund’s Statement of Additional Information, dated [                 ], 2022 (the “SAI”).

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

1940 Act File No. 811-23696

Contact Information

THE FUND

Popular Income Plus Fund, Inc.

Popular Center, North Building

Second Level (Fine Arts)

209 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

ADVISER

Popular Asset Management LLC

Popular Center, North Building

Second Level (Fine Arts)

209 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER

AGENT AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colarado 80203

CUSTODIAN

JPMorgan Chase Bank, N.A.

383 Madison Avenue

New York, New York 10017

THE DISTRIBUTOR

Popular Securities, LLC

208 Ponce De Leon Avenue

Popular Center, Suite 1200

San Juan, Puerto Rico 00918

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

304 Ponce de Leon Avenue

Suite 800

San Juan, Puerto Rico

LEGAL COUNSEL

Pietrantoni Mendez & Alvarez LLC

Popular Center, 19th Floor

208 Ponce de León, San Juan, 00918, Puerto Rico

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 8, 2022

STATEMENT OF ADDITIONAL INFORMATION

Popular Total Return Fund, Inc.

Popular High Grade Fixed-Income Fund, Inc.

Popular Income Plus Fund, Inc.

209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918 • Phone No. (787) 754-4488

This combined Statement of Additional Information (“SAI”) of Popular Total Return Fund, Inc. (“Total Return Fund”), Popular High Grade Fixed-Income Fund, Inc. (“High Grade Fund”) and Popular Income Plus Fund, Inc. (“Income Plus Fund”) (each, a “Fund” and collectively, the “Funds”) is not a prospectus and should be read in conjunction with the Prospectuses of the Funds, each dated [                 ], 2022, as they may be amended or supplemented from time to time (each, a “Prospectus” and collectively, the “Prospectuses”), which have been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by writing or calling the Funds at the address or telephone number printed above, or on the Funds’ website at www.popularfunds.com. The Prospectuses are incorporated by reference into this SAI, and the parts of this SAI that relate to each Fund have been incorporated by reference into such Fund’s Prospectus. The portions of this SAI that do not relate to a given Fund do not form a part of the Fund’s SAI, have not been incorporated by reference into the Fund’s Prospectus and should not be relied upon by investors in the Fund.

The Income Plus Fund’s audited financial statements and the independent registered public accountant’s report were filed with the Income Plus Fund’s Form N-CSR and are incorporated herein by reference.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”) or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

Fund and Share Class	Ticker Symbol
TOTAL RETURN FUND
Class A Shares	TRAFX
Class C Shares	TRCFX
Class I Institutional Shares	[ ]
HIGH GRADE FUND
Class A Shares	PHGFX
Class I Institutional Shares	[ ]
INCOME PLUS FUND
Class A Shares	IPLFX
Class C Shares	IPLXC
Class I Institutional Shares	[ ]

Popular Asset Management LLC — Manager

Popular Securities, LLC — Distributor

The date of this Statement of Additional Information is [                 ], 2022.

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History of the Funds

Total Return Fund was incorporated under the laws of Puerto Rico on January 31, 2001 and commenced operations on March 27, 2001. Total Return Fund is registered under the Investment Company Act as an open-end management investment company. As of the date of this SAI, the Fund is authorized to issue 2,000,000,020 shares of beneficial interest with a par value of $0.01 per share, which may be divided into different series and classes.

High Grade Fund was incorporated under the laws of Puerto Rico on August 13, 2002 and commenced operations on September 24, 2002. High Grade Fund is registered under the Investment Company Act as an open-end management investment company. As of the date of this SAI, the Fund is authorized to issue 2,000,000,020 shares of beneficial interest with a par value of $0.01 per share, which may be divided into different series and classes.

Income Plus Fund was incorporated under the laws of Puerto Rico on May 21, 2007 and commenced operations on June 27, 2007. Income Plus Fund is registered under the Investment Company Act as an open-end management investment company. As of the date of this SAI, the Fund is authorized to issue 5,000,000,020 shares of beneficial interest with a par value of $0.01 per share, which may be divided into different series and classes.

Investment Objectives and Policies

Each Fund has distinct investment objectives and policies. Please see each Fund’s Prospectus for more information about each Fund’s investment objective and policies. Additional information regarding the Fund’s investment objective and policies is included below.

Each Fund is classified as non-diversified under the Investment Company Act.

In implementing each Fund’s investment strategy, from time to time, Popular Asset Management LLC, each Fund’s investment manager (the “Adviser”), may consider and employ techniques and strategies designed to minimize and defer the U.S. federal income taxes which may be incurred by shareholders in connection with their investment in such Fund.

Only information that is clearly identified as applicable to a Fund is considered to form a part of that Fund’s SAI.

The Funds are designed solely for Puerto Rico Investors (as defined in the Prospectus in the section entitled “Taxation”). The tax treatment of the Funds differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code). The Funds do intend to qualify as RICs and non-Puerto Rico Investors may suffer adverse consequences as a result.

Regulation Regarding Derivatives

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Fund.

Investment Restrictions

Each Fund has adopted restrictions and policies relating to investment of the Fund’s assets and activities. Certain of the investment restrictions are fundamental policies of a Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

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1. Concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act.

2. Borrow money, except as permitted under the Investment Company Act.

3. Issue senior securities to the extent such issuance would violate the Investment Company Act.

4. Purchase or hold real estate, except that each Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and each Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by each Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6. Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7. Make loans to the extent prohibited by the Investment Company Act.

Notations Regarding the Funds’ Fundamental Investment Restrictions

The following notations are not considered to be part of each Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to a Fund’s industry classifications, each Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when a Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission).

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The policy in (2) above will be interpreted to permit each Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit each Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, a fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”). Although it is not believed that the application of the Securities Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Description of Certain Investments, Investment Techniques and Investment Risks

Set forth below are descriptions of some of the types of investments and investment techniques that one or more of the Funds may utilize, as well as certain risks and other considerations associated with such investments and investment techniques. The information below supplements the information contained in each Fund’s Prospectus under “More Information About the Fund—Investment Strategies.”

Description of Certain Investments of the Funds

Asset-Backed Securities

Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

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Certificates of Deposit, Time Deposits and Bankers’ Acceptances

The Fund may invest in certificates of deposit, time deposits and bankers’ acceptances issued by U.S. or Puerto Rico banks and in dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. branches of foreign banks. Certificates of deposit (“CDs”) are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time and normally can be traded in the secondary market prior to maturity. The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured if these limits are exceeded. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time. Time deposits which may be held by the Fund will not benefit from Federal Deposit Insurance Corporation insurance. Generally, a banker’s acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term, unsecured promissory notes issued by banks, municipalities, corporations and other entities to finance their short-term credit needs.

With respect to Total Return Fund, the commercial paper purchased by the Fund will consist only of U.S. dollar denominated direct obligations issued by Puerto Rico or U.S. entities or the U.S. or Puerto Rico subsidiaries of foreign entities.

The Funds may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody’s, or A-1 or A-2 by S&P, or F-1 or F-2 by Fitch. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

Convertible Securities (Total Return Fund)

The Fund may invest in convertible securities that are rated as investment grade or, if unrated, are deemed to be of comparable quality by the Fund’s Adviser. Investment grade securities rated in the lowest investment grade category are considered to have some speculative characteristics, and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest in convertible securities based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices. Convertible securities in which the Fund may invest include corporate bonds, notes and preferred stock that can be converted into common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Credit Default Swaps (Income Plus Fund)

The Fund intends to enter into CDSs as long as the aggregate market value of the CDSs outstanding at any time does not exceed 10% of the Fund’s total assets. CDSs are an efficient way to provide Puerto Rico investors with exposure to the United States corporate debt market.

A CDS is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event, such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit, while the swap is outstanding. A seller of a CDS is said to sell protection and thus collects the periodic fees and profits if the credit

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of the issuer remains stable or improves while the swap is outstanding. The seller in a CDS contract, however, would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer. The Fund will act as a net seller of credit default risks and receive the periodic fees in exchange for taking the contingent credit risk. Although the Fund may act sometimes as a buyer of credit default risk for hedging or risk management purposes, the Fund’s aggregate exposure to the credit default market will be as a seller of credit default risk.

In accordance with United States generally accepted accounting principles, as currently in effect from time to time, the Fund will accrue the periodic fees on CDSs on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount will be recorded as realized gain/loss on CDSs on its Statement of Operations. Net unrealized gains will be recorded as an asset and net unrealized losses will be reported as a liability on the Statement of Assets and Liabilities. The change in value of the swaps is accrued daily and reported as unrealized gains or losses on the Statement of Operations. However, for purposes of dividend distributions the Fund’s periodic swap payments are included in net investment income. The International Swap and Derivatives Association (“ISDA”) has produced standardized documentation for these transactions under the umbrella of the ISDA Master Agreement.

CDSs may involve additional risks than if the Fund invested in the debt obligations of an issuer directly. CDS are subject to liquidity and counterparty risk in addition to credit risk of the underlying issuer. If there is a default by the counterparty to the CDS, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The Fund intends to implement strict procedures to control counterparty risks by entering into CDSs only with counterparties that meet certain standards of creditworthiness.

The Fund will generally seek to invest in CDSs involving an index or a basket of a broad number of issuers. Although the Fund may enter into any of the aforementioned CDSs, initially, the Fund intends to enter into CDSs based on the Dow Jones CDX Index for North America, known as the Dow Jones CDX.NA.IG Index (the “IG Index”), which has varying maturities ranging from one year to ten years. The IG Index is composed of 125 investment grade entities domiciled in North America, distributed among five sub-sectors. Each IG Index series will begin on September 20 (or the next business day in the event that September 20 is not a business day) and March 20 (or the next business day in the event that March 20 is not a business day) of each calendar year (each such date a “Roll Date”); provided that if a majority of index participants vote to change the Roll Date, the Roll Date shall be the day designated by such majority. The removal of names from a current IG Index and the determination of the IG Index will be administered by the administrator of the index based upon the rules and procedures of the index.

The Fund may also enter into CDSs based on subsets or tranches of an index or a basket of a broad number of issuers. A CDS tranche provides exposure to the risk of a particular amount of loss on a portfolio of companies. In the IG Index, there are currently six tranches. The 0-3% tranche, known as the equity tranche, absorbs the first 3% of losses on the index due to credit events. The 3-7% tranche, known as a mezzanine tranche, incurs the following 4% of losses on the index. Further losses are absorbed by the 7-10%, 10-15%, 15-30% and 30-100% tranches. In addition to selling credit protection by investing in CDSs of indices, basket of companies or tranches, the Fund may buy credit protection on single name Credit Default Swaps as a means to manage risk.

The liquidity risks associated with CDSs are reduced by entering into contracts involving a well-known index such as the IG Index. There is a very large and liquid market for CDSs based on indices with most major brokerage houses trading this or similar instruments.

Debt Securities

The Fund may invest in debt securities (i.e., debt instruments issued by corporations, banks and other entities) with maturities exceeding 270 days. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of Puerto Rico or U.S. economic growth, an increase in the Federal budget deficit or an increase in the price of commodities such as oil.

Floating and Variable Rate Obligations

The Fund may also purchase certain types of floating and variable rate securities. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because

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within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded. The interest payable on a variable rate obligation is adjusted at predesignated periodic intervals and, on floating rate obligations, whenever there is a change in the market rate of interest on which the interest rate payable is based. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. These obligations frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay, at its discretion, principal plus accrued interest, in each case after a specified notice period. The issuer’s obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There frequently will be no secondary market for variable and floating rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation. The Adviser will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate securities held by the Fund.

Indexed Securities

The Fund may invest in securities on which the rate of interest varies directly with interest rates on other securities or an index. Such investments may have increased volatility and a potential leveraging effect. The market value of an indexed security will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary with changes in market interest rates.

Because the interest rate paid to holders of residual components is generally determined by subtracting the interest rate paid to the holders of auction components from a fixed amount, the interest rate paid to residual component holders will decrease as the auction component’s rate increases and increase as the auction component’s rate decreases. Moreover, the extent of the increases and decreases in market value of residual components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Forward Commitments

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if the Fund either (1) holds, and maintains until the settlement date in a segregated account, cash or high grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Illiquid Securities (High Grade; Income Plus Fund)

There is no limitation in the Fund’s ability to purchase or otherwise acquire illiquid securities (that is, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale).

However, the Income Plus Fund does not intend to invest in illiquid securities other than Puerto Rico illiquid securities. Over-the-counter (“OTC”) options and their underlying collateral are currently considered to be illiquid investments. The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written. The assets used as cover for OTC options written will be considered illiquid unless OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Mortgage-backed Securities

New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund expects to invest in those new types of mortgage-backed securities that the investment adviser believes may assist the Fund in achieving its investment objective.

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest

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rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

With respect to each Fund, only mortgage-backed securities issued by financial institutions operating in Puerto Rico, which securities represent pools of mortgages executed on properties located in Puerto Rico will constitute Puerto Rico Assets (as defined and used in the Fund’s prospectus). Such mortgage-backed securities may be issued or guaranteed by one of the agencies described below, or may have the features discussed below. Not all of the types of securities described below are available in Puerto Rico.

Specified Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities constituting derivative instruments such as interest-only obligations (“IOs”), principal-only obligations (“POs” and, together with IOs, other than IOs and POs that are planned amortization class bonds, “PAC Bonds”), or inverse floating rate obligations or other types of mortgage-backed securities that may be developed in the future and that are determined by the Adviser to present types and levels of risk that are comparable to such IOs, POs and inverse floating rate obligations (collectively, “Specified Mortgage-Backed Securities”). The Fund will invest in Specified Mortgage-Backed Securities only when the Adviser believes that such securities, when combined with the Fund’s other investments, would enable the Fund to achieve its investment objective and policies.

Stripped mortgage-backed securities (“SMBSs”) are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying pool of mortgage assets. SMBSs may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. A common type of SMBS will have one class that receives some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

An IO is an SMBS that is entitled to receive all or a portion of the interest, but none of the principal payments, on the underlying mortgage assets; a PO is an SMBS that is entitled to receive all or a portion of the principal payments, but none of the interest payments, on the underlying mortgage assets. The Adviser believes that investments in POs may facilitate its ability to manage the price sensitivity of the Fund to interest rate changes. Generally, the yields to maturity on both IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the underlying mortgage assets of an IO class of mortgage-backed security held by the Fund experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in such securities even though the securities are rated in the highest rating category. The Adviser believes that, since principal amortization on PAC Bonds is designed to occur at a predictable rate, IOs and POs that are PAC Bonds generally are not as sensitive to principal prepayments as other IOs and POs.

Mortgage-backed securities that constitute inverse floating rate obligations are mortgage-backed securities on which the interest rates adjust or vary inversely to changes in market interest rates. Typically, an inverse floating rate mortgage-backed security is one of two components created from a pool of fixed rate mortgage loans. The other component is a variable rate mortgage-backed security, on which the amount of interest payable is adjusted directly in accordance with market interest rates. The inverse floating rate obligation receives the portion of the interest on the underlying fixed-rate mortgages that is allocable to the two components and that remains after subtracting the amount of interest payable on the variable rate component. The market value of an inverse floating rate obligation will be more volatile than that of a fixed-rate obligation and like most debt obligations, will vary inversely with changes in interest rates. Certain of such inverse floating rate obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating rate obligations are subject to greater risk of fluctuation than other mortgage-backed securities, and such fluctuations could adversely affect the ability of the Fund to achieve its investment objective and policies.

The yields on Specified Mortgage-Backed Securities may be more sensitive to changes in interest rates than Puerto Rico GNMA, Fannie Mae or Freddie Mac Mortgage-Backed Securities. While the Advisers will seek to limit the impact of these factors on the Fund, no assurance can be given that they will achieve this result.

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-

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backed securities are the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities’ right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities. These are mortgage-backed securities issued by a nongovernmental entity, such as a trust. These securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations

CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a “tranche,” is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments of the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities of final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs

A REMIC is a CMO that qualifies for special tax treatment under the U.S. Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Risk Factors. Due to the possibility of prepayment of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.

With respect to Income Plus Fund, REMICs are not available in Puerto Rico and do not qualify as Puerto Rico Assets.

Mortgage Dollar Roll Transactions

In order to enhance current income, the Fund may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, the Fund sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for

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the Fund exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by the Fund.

Municipal Bonds, Industrial Development Bonds and Private Activity Bonds

Municipal bonds are debt obligations issued to obtain Funds for various public purposes. The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue bonds are payable only from the revenues derived from a particular source, such as the user of the facility being financed. Certain municipal bonds are “moral obligation” issues, which normally are issued by special purpose public corporations. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations.

The Fund may invest in industrial development bonds (“IDBs”) and private activity bonds (“PABs”), which are municipal bonds issued by or on behalf of public corporations to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

The Fund does not presently intend to concentrate their investments, e.g., invest a relatively high percentage of their assets in debt obligations issued or guaranteed by the Commonwealth of Puerto Rico and/or its political subdivisions, agencies, public corporations or instrumentalities (such as revenue bonds) issued by entities which may pay their debt service obligations from the revenues derived from similar projects such as hospitals, multi-family housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems or industrial companies. That limitation may in the future be changed by a Fund’s Board of Directors. Any future determination to allow concentration of a Fund’s investments may make the Fund more susceptible to similar economic, political, or regulatory occurrences.

Municipal Lease Obligations

Municipal lease obligations are government securities that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by municipalities and public corporations to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation.

The liquidity of municipal lease obligations varies. Certain municipal lease obligations contain non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely repayment of principal and payment of interest, even in the event of a failure by the municipality to appropriate sufficient Funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Participation Interests

The Fund may invest in participation interests in fixed and variable rate securities. A participation interest gives the Fund an undivided interest in a security or asset owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right is generally backed by the bank’s irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund’s participation interest plus accrued interest. Generally, the Fund intends to exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying security or asset, or to maintain the Fund’s portfolio in accordance with its investment objective and policies. The ability of a bank to

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fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The investment adviser will monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Preferred Stock

The Fund may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth in value may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. High Grade and Income Plus Fund will not invest in preferred stock convertible into shares of common stock.

Puerto Rico Government Obligations

The Fund may invest in securities issued or guaranteed by the Commonwealth of Puerto Rico or its agencies and instrumentalities. Such securities include Puerto Rico government securities, such as bills, notes, bonds and certificates of indebtedness, which differ in their interest rates, maturities and times of issuance, and issues of Puerto Rico agencies and instrumentalities established under the authority of an act of the Puerto Rico Legislature. These securities may bear fixed, floating or variable rates of interest, subject to the limitations established in the investment guidelines for the Fund. See “Floating and Variable Rate Obligations” herein. While the Commonwealth of Puerto Rico may provide financial support to some Puerto Rico agencies or instrumentalities, no assurance can be given that it will always do so, since it is not always so obligated by law.

Income Plus Fund will invest in such securities only when such securities meet the rating requirements established under the guidelines adopted by the Board (defined below) and when the investment adviser deems such investment to be consistent with the Fund’s investment objective and policies.

Real Estate Investment Trust (“REITs”) (Total Return Fund)

REITs are entities that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with the regulatory requirement that it distribute to its shareholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

Repurchase Agreements

The Total Return Fund and the High Grade Fund intend to, and the Income Plus Fund may, invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases securities and simultaneously commits to resell the securities to the original seller (as described below) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Such original seller may be (a) a broker-dealer or other financial institution or (b) a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market maker in U.S. Government securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, so that the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. With respect to Total Return Fund, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Reverse Repurchase Agreements (High Grade Fund; Income Plus Fund)

The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities to a counterparty, coupled with an agreement to repurchase them from the counterparty at a specific date and price. The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing,

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or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

U.S. Government Securities

The Fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements or reverse repurchase agreements, as applicable, secured thereby. These securities include securities issued and guaranteed by the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

When-Issued and Delayed Delivery Transactions (High Grade; Income Plus Fund)

The Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the investment adviser anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the Fund’s custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a weekly basis to the amount of the Fund’s when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. The Fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund’s payment obligation).

Zero Coupon Obligations

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have a greater price volatility than similar securities that are issued at par and pay interest periodically.

Certain Investment Techniques Used by the Funds

A Fund may utilize investment techniques described below.

Stock Index Options (Total Return Fund)

The Fund may purchase and write put and call options on stock indices listed on U.S. securities exchanges for the purpose of hedging against risks of market-wide price movements affecting the equity portion of its portfolio. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case

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of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

The effectiveness of purchasing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the applicable investment adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

When the Fund writes an option on a stock index, it will establish a segregated account with the Fund’s custodian, with which the Fund will deposit cash or cash equivalents or a combination of both in the amount equal to the market value of the option, and will maintain such account while the option is open.

The Fund will engage in stock index options transactions only when determined by the Adviser to be consistent with the Fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful.

Futures, Forwards and Hedging Transactions

The Fund may use a variety of financial instruments (“Derivative Instruments”), including options on securities, financial futures contracts (sometimes referred to as “futures” or “futures contracts”), options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge the Fund’s investment portfolio. In addition to hedging, the Fund may also invest in Derivative Instruments for income enhancement purposes, including enhancing portfolio returns and reducing borrowings costs. The investment in Derivative Instruments for income enhancement purposes subjects the Fund to substantial risk of losses that may not be offset by gains on other portfolio assets.

Cover for Hedging Strategies

Some Hedging Instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, options, futures contracts or swap agreements or (2) cash and other liquid assets with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with applicable regulatory guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in a segregated account with the Fund’s custodian, in the prescribed amount.

Assets used as cover or otherwise set aside cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

Options and Futures Trading

The Fund may engage in certain options (including options on securities, equity and debt indices, and futures strategies) in order to hedge its investments as well as for income enhancement purposes. There is no limit on the amount of these transactions that may be entered into for bona fide hedging purposes. For non-hedging purposes, the Fund may enter into such transactions if, immediately after the transactions, the sum of the initial margin deposits on the Fund’s existing futures positions and option premiums entered into for non-hedging purposes does not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on such transactions. Certain special characteristics of and risks with these strategies are discussed below.

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Characteristics and Risks of Options Trading

The Fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the Fund wished to terminate its obligation to purchase or sell securities under a put or call option it has written, it may purchase a put or call option of the same-series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may write a call or put option of the same series. This is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index or futures contract and the market value of the option.

In considering the use of options to hedge, particular note should be taken of the following:

(1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the ability of the Fund’s investment adviser to forecast the direction of price fluctuations in the underlying instrument.

(2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts and stocks. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although the Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because the Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

Writing Covered Options

The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. By writing a put, the Fund may be obligated to purchase the underlying

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security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

Purchasing Options

The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any profit on the sale in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of any offsetting sale of an identical option prior to the expiration of the option it has purchased.

In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase.

Options

The Fund is authorized to engage in transactions in options. The Fund may purchase or write put and call options on bond indices to hedge against the risk of market wide bond price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in bond index options based on a broad market index or based on a narrow index representing an industry or market segment.

The Fund also has authority to purchase and write call and put options on bond indices. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investment) in which the Fund enters into futures transactions. Similarly, the Fund may purchase call options to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

Swaps and Interest Rate Protection Transactions

The Fund may enter into interest rate and other swaps, including interest rate protection transactions, interest rate caps, collars and floors. Swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on indices or specific securities or other assets, such as variable and fixed rates of interest that are calculated on the basis of a specified amount of principal (the “notional principal amount”) for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the first party makes payments to the counterparty when a designated market interest rate goes above a designated level of predetermined dates or during a specified time period, and the counterparty makes payments to the first party when a designated market interest rate goes below a designated level on predetermined dates or during a specified time period.

The Fund will engage in swap transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization. Additionally, the financial integrity of swap transactions is generally unsupported by other regulatory or self-regulatory protections such as margin requirements, capital requirements, or financial compliance programs. Therefore, there are much greater risks of defaults with respect to swap transactions than with respect to exchange-traded futures or securities transactions.

The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolios to protect against any increase in the price of securities the Fund anticipates

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purchasing at a later date or to effectively manage the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund intends to use these transactions as a hedge and not as a speculative investment.

The Fund may enter into swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the investment adviser and the Fund believe such obligations do not constitute debt securities and, accordingly, will not treat them as being subject to its borrowing restrictions.

The Fund will enter into such transactions only with banks and recognized securities dealers believed by the investment adviser to present minimal credit risks in accordance with guidelines established by the Fund’s Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

Guidelines, Characteristics and Risks of Futures Trading

Although futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

The Fund is required to maintain margin deposits with brokerage firms through which it buys and sells futures contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances will be adjusted weekly to reflect unrealized gains and losses on open contracts. If the price of an open futures position declines so that the Fund has market exposure on such contract, the broker will require the Fund to deposit variation margin. If the value of an open futures position increases so that the Fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the Fund.

Most of the exchanges on which futures contracts are traded limit the amount of fluctuation permitted in futures prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some traders to substantial losses.

Another risk in employing futures contracts as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirement in the futures market is less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or security price trends by the investment adviser may still not result in a successful transaction.

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Options on Future Contracts

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities being hedged.

Combined Transactions

The Fund may enter into multiple futures transactions, instead of a single transaction, as part of a single or combined strategy when, in the opinion of its investment adviser, it is in the best interests of the Fund to do so. A combined transaction usually will contain elements of risk that are present in each of its component transactions. Although combined transactions normally are entered into based on the judgment of the investment adviser that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination instead will increase such risks or hinder achievement of the portfolio management objective.

Information on Directors and Executive Officers

Overall responsibility for management and supervision of each Fund rests with each Fund’s Board of Directors (each, a “Board” and together, the “Boards”). Each Board consists of four individuals (each, a “Director”) and the same individuals serve on the Board of each Fund. The Directors approve the terms and conditions of all significant agreements between each Fund and the companies that furnish services to the Fund, including agreements with the Adviser, the Administrator, the Distributor, the Custodian (as defined herein) and the Transfer Agent (as defined herein) of each Fund. The day-to-day operations of each Fund are delegated to the Fund’s Administrator.

All transactions and agreements between each Fund and its affiliates are subject to the approval of the independent directors of the Fund’s Board.

Leadership Structure and Oversight Responsibilities of the Boards

Each Board is responsible for overseeing the Adviser’s management and operations of the Fund pursuant to the Advisory Agreement (as defined below). Directors also have significant responsibilities under the federal securities laws. Among other things, they

•	oversee the performance of the Fund;

•	monitor the quality of the advisory services provided by the Adviser;

•	review annually the fees paid to the Adviser for its services;

•	monitor potential conflicts of interest between the Fund and the Adviser;

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•	monitor distribution activities, custody of assets and the valuation of securities; and

•	oversee the Fund’s compliance program.

In performing their duties, Directors receive detailed information about the Fund and the Adviser on a regular basis, and meet at least quarterly with management of the Adviser to review reports relating to the Fund’s operations. The Directors’ role is to provide oversight and not to provide day-to-day management.

The Chairman of each Board is an interested person of the Fund as that term is defined under Section 2(a)(19) of the 1940 Act because of his affiliation with the Adviser. The remaining Directors and their immediate family members have no affiliation or business connection with the Adviser, the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or the Fund’s principal underwriter.

The Independent Directors have not designated a lead Independent Director, but the Chairman of the Audit Committee of each Fund, Enrique Vila de Corral, generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. Each Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility to the Audit Committee in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. Each Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Risk Oversight by the Boards

As mentioned above, each Board oversees the management of the respective Fund and meets at least quarterly with management of the Adviser to review reports and receive information regarding the Fund’s operations. Risk oversight relating to the Funds is one component of the Boards’ oversight and is undertaken in connection with the duties of the Boards. As described below, the Total Return Fund’s Audit Committee assists the Total Return Fund’s Board in overseeing the work of the independent auditors and each of the High Grade Fund’s and Income Plus Fund’s Audit Committee assists such Fund’s Board in overseeing the work of the independent registered public accountants. Each Board receives reports from the Audit Committee regarding the Audit Committee’s area of responsibility and, through those reports and its interactions with management of the Adviser during and between meetings, analyzes, evaluates, and provides feedback on the Adviser’s risk management process. In addition, each Board receives information regarding, and has discussions with senior management of the Adviser about, the Adviser’s risk management systems and strategies. The Funds’ Chief Compliance Officer (“CCO”) reports to the Boards at least quarterly regarding compliance and legal risk concerns. In addition to quarterly reports, the CCO provides annual reports to the Boards in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Funds during meetings with the Independent Directors. The CCO updates the Boards on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also is in charge of reporting to the Boards regarding any problems associated with the Funds’ compliance policies and procedures that could expose the Funds to risk. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Boards.

Each Board has one (1) standing Committee: an Audit Committee. The Chairman of the Audit Committee is an Independent Director.

The role of the Chairman of the Boards is to preside at all meetings of the Boards and to act as a liaison with service providers, officers, attorneys and other Directors generally between meetings. The Chairman of the Audit Committee performs a similar role with respect to the Audit Committee. The Chairman of the Boards or the Chairman of the Audit Committee may also perform such other functions as may be delegated by the Boards or the Audit Committee from time to time. The Boards have regular meetings four times a year, and may hold special meetings if required before their next regular meeting. The Audit Committee meets regularly to conduct the oversight functions delegated to the Audit Committee by its Board and reports its findings to the Board. Each Board and each standing Audit Committee conducts annual assessments of their oversight function and structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate responsibility to the Audit Committee and the full Board to enhance effective oversight.

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The Board of each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Boards are responsible for overseeing the Adviser, other service providers, the operations of the Funds and associated risks in accordance with the provisions of the Investment Company Act, Puerto Rico law, state law, other applicable laws, the Funds’ charters, and each Fund’s investment objective and strategies. Each Board reviews, on an ongoing basis, its Fund’s performance, operations and investment strategies and techniques. Each Board also conducts reviews of the Adviser and its role in running the operations of each Fund.

Audit Committee. The members of the Audit Committee of each Fund (each, an “Audit Committee”) are Enrique Vila del Corral, Jorge Vallejo and Carlos Perez, all of whom are Independent Directors. The principal responsibilities of each Audit Committee are to approve, and recommend to its full Board for approval, the selection, retention, termination and compensation of the Total Return Fund’s independent auditors and the High Grade Fund and Income Plus Fund’s independent registered public accountants and to oversee the work of the independent auditors and independent registered public accountants. The Audit Committee met one (1) time during each Fund’s most recent fiscal year.

Biographical Information of Directors and Officers

Certain biographical and other information relating to the Directors of the Funds is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the Popular complex (the “Popular Family of Funds”) and any currently held public company and other investment company directorships.

Name, Address and Year of Birth	Position(s) Held with the Funds (Length of Service)	Principal Occupation(s) During the Past Five Years	Number of Investment Portfolios in the Popular Family of Funds Overseen	Public Company and Other Investment Company Directorships Held by Director During the Past Five Years

Interested Directors
Juan O. Guerrero Preston(1)(2) Banco Popular de Puerto Rico, 209 Ponce de Leon Ave., Popular Center, 3rd Floor, San Juan, Puerto Rico 00918 (1954)	Chairman of the Board and President (since 2012) and Director (since 2001)	Executive Vice President of Banco Popular overseeing the Financial and Insurance Services Group since April 2004; Director of the Popular Family of Funds since 2001; Director of various wholly-owned subsidiaries of Popular, Inc. President of the Securities Industry Association in 2004; Director of SER de Puerto Rico since December 2010; and Director of Puerto Rico Baseball Academy and High School until December 2016.	3	None

Independent Directors
Enrique Vila del Corral Professional Offices Park ROC Company Building, Carr. San Roberto #1000, Rio Piedras, PR 00926 (1945)	Director (since 2001)	Private Investor since 2001; Managing Partner of various special partnerships involved in real estate development and leasing of commercial office space; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds; Director of V. Suarez Group of Companies.	3	None
Jorge Vallejo Vallejo &Vallejo, 1610 Ponce de León Ave., Parada	Director (since 2001)	Managing Partner of Vallejo & Vallejo from April 1992 to 2020, a real estate appraisal and consulting firm in San Juan Puerto Rico; Director of Popular Family of Funds and	3	None

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23, Santurce, PR 00912 (1954)		Puerto Rico Investors Tax Free Family of Funds.
Carlos Pérez Pediatrix Medical Group, Metro Office Park #6 (Edif. Toshiba) Calle 1 Suite 202, Guaynabo, PR 00968 (1954)	Director (since 2001)	President of the Caribbean and Latin American Region of Pediatrix Medical Group since 2002; Director of the University of Puerto Rico’s Hospital of Carolina since September 2013; Director of the “Administración de Servicios de Salud de Puerto Rico” from 2001 to 2009; Member of the Board of Trustees of the University of Puerto Rico from 2014 to 2017; Director of Popular Family of Funds.	3	None

(1) Affiliated person of the Adviser.

(2) Such director or officer is a director or officer of one or more other investment companies for which the Adviser acts as investment adviser or co-investment adviser.

Certain biographical and other information relating to the executive officers of the Funds who are not Directors is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served.

Name, Address and Year of Birth	Position(s) Held with the Funds (Length of Service)	Principal Occupation(s) During the Past Five Years
Manuel Rodriguez-Boissen, Esq.(1) (1977)	Secretary (since 2018)

Mr. Rodriguez-Boissen has been an attorney at Pietrantoni Mendez & Alvarez LLC, legal counsel to the Fund, since 2002 and a Member since 2012. Mr. Rodriguez-Boissen’s practice focuses on public-private partnerships, corporate and public finance and regulatory compliance for clients engaged in the financial services industry, including the Popular Family of Funds.

Jose González(1)(2) (1978)	Treasurer (since 2018)

Mr. González has been in charge of Banco Popular’s Mutual Funds’ Administration Division since 2014 and of Popular’s Fiduciary Services Operations since 2019. Mr. González has also been a Vice President of Banco Popular since 2014. Prior to joining Banco Popular, Mr. González was a Vice President, Treasurer and Fund Administration and Operations Manager for Santander Asset Management’s First Puerto Rico Family of Funds. He also served as Vice President, Operations Manager and Trust Officer of Banco Santander from 2004 to 2008.

(1) Such director or officer is a director or officer of one or more other companies for which the Adviser acts as investment adviser or co-investment adviser.

(2) Affiliated person of the Adviser.

The Board of each Fund has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director of such Board. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and the independent auditors in the case of the Total Return Fund and the independent registered public accountants in the case of the High Grade Fund and the Income Plus Fund, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Popular Family of Funds (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Based on the brief

19

discussion of the specific experience, qualifications, attributes or skills of each Director set forth above, the Boards have concluded that he or she should serve (or continue to serve) as a Director.

Share Ownership

Information relating to each Director’s share ownership in each Fund and in all registered investment companies advised or co-advised by the Adviser that are currently overseen by the respective Director (“Supervised Funds”) as of December 31, 2021 is set forth in the chart below.

Name	Dollar Range of Equity Securities in Total Return Fund	Dollar Range of Equity Securities in High Grade Fund	Dollar Range of Equity Securities in Income Plus Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Independent Directors:
Enrique Vila del Corral	None	None	None	None
Carlos Perez	$1 – $10,000	None	None	$1 – $10,000

Jorge Vallejo	None	None	None	None

Interested Directors:
Juan O. Guerrero Preston	$1 – $10,000	$50,001 – $100,000	None	$50,001 – $100,000

As of January 27, 2022, none of the Independent Directors of the Funds or their immediate family members owned beneficially or of record any securities of each Fund’s Adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.

Compensation of Directors

No officer, director or employee of the Adviser or of any affiliate thereof receives any compensation from a Fund for serving as an officer or director of the Fund. Each Fund will pay each director who is not an officer, director or employee of the Adviser or an affiliate thereof a fee of $1,000 per meeting attended, together with such director’s actual travel and out-of-pocket expenses relating to attendance at meetings.

The following table sets forth the aggregate compensation paid by the Total Return Fund to its non-affiliated directors for the fiscal year ended March 31, 2021 and the total compensation paid to such persons by all investment companies advised by the Adviser for the calendar year ended December 31, 2021. No Fund accrues any retirement benefits for its directors as part of its expenses.

Name of Non- Affiliated Director	Aggregate Compensation from Total Return Fund	Total Compensation from all Funds Advised or Co- Advised by Adviser
Enrique Vila del Corral	$5,730.00	$110,250.00
Carlos Perez	$5,730.00	$28,500.00
Jorge Vallejo	$5,730.00	$103,700.00

The following table sets forth the aggregate compensation paid by each of the High Grade Fund and Income Plus Fund to its non-affiliated directors for the fiscal year ended June 30, 2021 and the total compensation paid to such persons by all investment companies advised by the Adviser for the calendar year ended December 31, 2021. No Fund accrues any retirement benefits for its directors as part of its expenses.

Name of Non- Affiliated Director	Aggregate Compensation from High Grade Fund	Aggregate Compensation from Income Plus Fund	Total Compensation from all Funds Advised or Co- Advised by Adviser
Enrique Vila del Corral	$6,680.00	$6,680.00	$110,250.00
Carlos Perez	$6,380.00	$6,380.00	$28,500.00
Jorge Vallejo	$6,680.00	$6,680.00	$103,700.00

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Indemnification of Directors

Each Fund has obtained directors’ and officers’ liability insurance for its directors and officers. Each Fund’s certificate of incorporation contains a provision that exempts directors from personal liability for monetary damages to the Fund or its shareholders for violations of the duty of care, to the fullest extent permitted by the Puerto Rico General Corporation Law. Each Fund has also agreed to indemnify its directors and officers for certain liabilities to the fullest extent permitted by Puerto Rico law. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Funds or their shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Control Persons and Principal Holders of Securities

To the knowledge of each Fund, the following entities owned of record or beneficially 5% or more of a class of the Fund’s shares as of January 21, 2022:

Total Return Fund

Share Class	Owner	% of Share Class Held
Class A	Merrill Lynch Pierce Fenner & Smith	12.56%

Class A	National Financial Services LLC	61.46%

Class A	Pershing LLC	24.80%

Class C	National Financial Services LLC	12.41%

Class C	Pershing LLC	86.77%

High Grade Fund

Share Class	Owner	% of Share Class Held
Class A	Merrill Lynch Pierce Fenner & Smith	12.36%

Class A	National Financial Services LLC	48.48%

Class A	Pershing LLC	33.48%

Income Plus Fund

Share Class	Owner	% of Share Class Held
Class A	Merrill Lynch Pierce Fenner & Smith	9.02%

Class A	National Financial Services LLC	64.20%

Class A	Pershing LLC	21.74%

Class C	National Financial Services	30.03%

Class C	Pershing LLC	67.36%

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Management, Advisory and Other Service

Arrangements

Investment Advisory Agreement

Popular Asset Management LLC, a wholly-owned subsidiary of Popular, Inc., acts as the investment adviser of the Funds pursuant to an investment advisory agreement with each Fund (each, an “Advisory Agreement”). Subject to the direction of the Board, the Adviser is responsible for all investment decisions regarding each Fund’s assets. The Adviser currently acts as investment adviser or co-investment adviser to several other Puerto Rico investment companies and as of October 31, 2021, managed or co-managed approximately $794 million in assets. The principal executive offices of the Adviser are located at the Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its main telephone number is (787) 754-4488.

Unless earlier terminated as described below, the investment advisory agreement between each Fund and the Adviser will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (1) by the Board of a Fund or by a majority of the outstanding voting securities of such Fund and (2) by a majority of the directors who are not parties to such contract or affiliated with any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

The High Grade Fund and Income Plus Fund compensates the Adviser at the annual rate of 0.50% of the value of the Fund’s average daily total assets, which includes leverage. The Total Return Fund compensates the Adviser at the annual rate of 0.50% of the value of the Fund’s average daily net assets. “Average daily net assets” means the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund. For the first year following registration of the Funds under the 1940 Act, the Adviser has voluntarily agreed to waive 0.25% of the investment advisory fee for each Fund.

The following tables show the investment advisory fees paid to the Adviser and the amounts waived and/or reimbursed by the Adviser with respect to each Fund for the periods indicated:

Total Return Fund

Fees Paid to the Adviser for the Fiscal Year Ended March 31,			Fees Waived by the Adviser for the Fiscal Year Ended March 31,			Fees Reimbursed by the Adviser for the Fiscal Year Ended March 31,
2021	2020	2019	2021	2020	2019	2021	2020	2019

$373,298.00	$354,312.00	$335.186.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

High Grade Fund

Fees Paid to the Adviser for the Fiscal Year Ended June 30,			Fees Waived by the Adviser for the Fiscal Year Ended June 30,			Fees Reimbursed by the Adviser for the Fiscal Year Ended June 30,
2021	2020	2019	2021	2020	2019	2021	2020	2019

$631,235.00	$702,573.00	$853,092.00	$63,123.00	$70,254.00	$85,308.00	$0.00	$0.00	$0.00

Income Plus Fund

Fees Paid to the Adviser for the Fiscal Year Ended June 30,			Fees Waived by the Adviser for the Fiscal Year Ended June 30,			Fees Reimbursed by the Adviser for the Fiscal Year Ended June 30,
2021	2020	2019	2021	2020	2019	2021	2020	2019

$316,813.00	$319,913.00	$361,693.00	$23,838.00	$0.00	$0.00	$0.00	$0.00	$0.00

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Information Regarding the Portfolio Managers

The following tables set forth information about the funds and accounts other than the Total Return Fund for which the individuals named as portfolio managers in the Fund’s Prospectus (the “Portfolio Managers”) are primarily responsible for the day-to-day portfolio management as of December 31, 2021.

Javier Rubio, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $593 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	4 $106 million	0 $0

Joaquin Perez, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $593 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	4 $106	0 $0

Antonio Rondán, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	0 $0	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	2 $19 million	0 $0

Cristina Cañellas, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $593 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	2 $87 million	0 $0

The following tables set forth information about the funds and accounts other than the High Grade Fund for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of December 31, 2021.

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Javier Rubio, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $581 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	4 $106 million	0 $0

Joaquin Perez, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $581 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	4 $106	0 $0

Cristina Cañellas, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $581 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	2 $87 million	0 $0

The following tables set forth information about the funds and accounts other than the Income Plus Fund for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of December 31, 2021.

Javier Rubio, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $634 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	4 $106 million	0 $0

Joaquin Perez, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $634 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	4 $106	0 $0

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Cristina Cañellas, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $634 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	2 $87 million	0 $0

Portfolio Manager Compensation Overview

The discussion below describes the Portfolio Managers’ compensation as of December 31, 2021 with respect to each Fund.

Portfolio Managers are compensated with a competitive base salary, benefits and an incentive bonus based on performance. The incentive pay is based on objective relative performance, specific portfolio results are compared to specific benchmark parameters. Benchmarks are selected depending on mandated requirements and asset class.

Portfolio Manager Beneficial Holdings

The following tables set forth the dollar range of securities beneficially owned by each portfolio manager in the applicable Fund as of December 31, 2021:

Total Return Fund

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Total Return Fund
Javier Rubio, CFA	$50,001 - $100,000
Joaquin Perez, CFA	$1 - 10,000
Antonio Rondán, CFA	None
Cristina Cañellas, CFA	None

High Grade Fund

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the High Grade Fund
Javier Rubio, CFA	$10,001 - $50,000
Joaquin Perez, CFA	None
Cristina Cañellas, CFA	None

Income Plus Fund

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Income Plus Fund
Javier Rubio, CFA	None
Joaquin Pérez, CFA	None
Cristina Cañellas, CFA	None

Portfolio Manager Potential Material Conflicts of Interest

The Portfolio Managers’ management of the Fund and other accounts could result in conflicts of interest if the Funds and other accounts have different objectives, benchmarks and fees. In addition, the Portfolio Managers allocate their time and investment expertise across multiple accounts, including the Funds. The Adviser manages such

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competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline.

If a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account or portfolio, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Adviser employs allocation methods intended to provide fair and equitable treatment to all accounts over time. The Adviser may execute orders for the same security for both the Fund and other accounts. With respect to such orders, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution for the transaction. The Adviser may aggregate trades of several accounts to obtain more favorable execution and lower brokerage commissions.

Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by the Portfolio Managers. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. In such event, such transactions will be allocated among the clients of the Adviser in a manner believed by the Adviser to be equitable to each client. The investment results for a Fund may differ from the results achieved by other clients of the Adviser and its affiliates and results among clients may differ. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund. The Adviser will not determine allocations based on whether it receives a performance-based fee from a particular client.

In some cases, a conflict may also arise where a Portfolio Manager owns an interest in one fund or account he or she manages and not another.

Administration Agreement

ALPS Fund Services, Inc. (in its capacity as administrator of each Fund, the “Administrator”) manages the day to day operations of each Fund pursuant to an Administration Agreement.

Pursuant to the Administration Agreement for each Fund, the Administrator furnishes each Fund with bookkeeping, accounting and administrative services. It provides a variety of administrative and shareholder services directly or through agents. These administrative services include, among other things, providing facilities and personnel to the Fund in the performance of certain services, including the determination of the market value of the Fund’s assets, as applicable, and of the net asset value per share of each class of Shares of the Fund, maintaining and preserving the books and records of the Fund, assisting in the preparation and filing of the Fund’s income tax returns, payment of the Fund’s expenses, assisting in the preparation and coordination of printing and dissemination of reports and other communications to shareholders and providing local regulatory compliance services. The Administrator is also charged with providing the Fund with information as reasonably requested thereby to prepare any reports and filings required under applicable federal law.

Each Fund’s Administration Agreement provides for monthly compensation of the Administrator at the annual rate of 0.06% of the Fund’s average daily total assets, which includes leverage.

The following tables show the fees paid by each Fund to the Administrator under each Fund’s Administration Agreement and the amounts waived and/or reimbursed by the Administrator with respect to each Fund for the periods indicated:

Total Return Fund

Fees Paid to the Administrator for the Fiscal Year Ended March 31,			Fees Waived by the Administrator for the Fiscal Year Ended March 31,			Fees Reimbursed by the Administrator for the Fiscal Year Ended March 31,
2021	2020	2019	2021	2020	2019	2021	2020	2019

$74,659.00	$70,862.00	$67,037.00	N/A	$0.00	$0.00	$0.00	$0.00	$0.00

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High-Grade Fund

Fees Paid to the Administrator for the Fiscal Year Ended June 30,			Fees Waived by the Administrator for the Fiscal Year Ended June 30,			Fees Reimbursed by the Administrator for the Fiscal Year Ended June 30,
2021	2020	2019	2021	2020	2019	2021	2020	2019

$189,371.00	$210,770.00	$255,928.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Income Plus Fund

Fees Paid to the Administrator for the Fiscal Year Ended June 30,			Fees Waived by the Administrator for the Fiscal Year Ended June 30,			Fees Reimbursed by the Administrator for the Fiscal Year Ended June 30,
2021	2020	2019	2021	2020	2019	2021	2020	2019
$95,044.00	$95,974.00	$108,507.00	$7,151.00	$0.00	$0.00	$0.00	$0.00	$0.00

Auditing Services

PricewaterhouseCoopers, LLP (the “Independent Auditors” or “Independent Registered Public Accountants”), with offices located at 304 Ponce de Leon Avenue, Suite 800, San Juan, Puerto Rico, has been selected as the Total Return Fund’s independent auditor and the High Grade Fund and Income Plus Fund’s independent registered public accountants. PricewaterhouseCoopers, LLP is responsible for auditing the financial statements of each Fund.

The tables below show the amounts paid by each Fund to the Auditor for auditing services for the periods indicated:

	Fees Paid to the Auditor For the Fiscal Year Ended March 31,
	2021	2020	2019
Total Return Fund	$22,395.00	$22,395.00	$21,848.00

	Fees Paid to the Auditor For the Fiscal Year Ended June 30,
	2021	2020	2019
Fixed-Income Fund	$66,000.00	$38,391.00	$37,454.00
Income Plus Fund	$66,000.00	$38,391.00	$37,454.00

Custodian

The Funds’ securities and cash will be held under a Global Custody Agreement with JP Morgan Chase Bank, N.A., (when acting in such capacity, the “Custodian”). The Custodian is authorized under the Custodian Agreement to appoint sub-custodians or other agents and to delegate to such sub-custodians or other agents any of its obligations under the Custodian Agreement. The Custodian will not receive a separate fee or additional compensation for acting as custodian of the Funds, but will be reimbursed for the out-of-pocket expenses it incurs in providing custodial services to the Funds.

Transfer Agent and Dividend Disbursing Agent

Pursuant to the terms of a Services Agreement (the “Transfer Agent Agreement”), ALPS Fund Services, Inc., in its capacity as transfer agent for the Funds (the “Transfer Agent”), is responsible for maintaining a register of the Shares of the Funds for shareholders of record, the opening and maintenance of shareholder accounts and the processing of dividend and distribution payments from the Funds. Share certificates are not issued, unless specifically requested by shareholders. The Transfer Agent will maintain a share account for each master account and any other shareholder of record. Confirmations of each purchase or redemption and of reinvested dividend payments are sent

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to master account holders and any other shareholders of record each month. The Transfer Agent is authorized under the Transfer Agent Agreement to appoint sub-transfer agents or other agents and to delegate to any of such agents its obligations under the Transfer Agent Agreement. The Transfer Agent will not receive a separate fee or additional compensation for acting as transfer agent of the Funds, but will be reimbursed for the out-of-pocket expenses it incurs in providing transfer agency services to the Funds.

Distributor

The Distributor acts as distributor of the Shares under a distribution agreement with each Fund (“Distribution Agreement”) which requires the Distributor to use its best efforts, consistent with its other business, in selling Shares. Shares are continuously offered.

Each Fund has agreed to pay a distribution fee to the Distributor pursuant to a Common Stock Distribution Plan adopted by each Fund.

Under its Distribution Plan, Total Return Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.25% for the Class A Shares and 1.00% for the Class C Shares, of the average daily net assets of each of such classes, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the Shares.

Under its Distribution Plan, High Grade Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the Class A Shares, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the Shares.

Under its Distribution Plan, Income Plus Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.24% of the average daily net assets of Class A Shares and 1.00% for the Class C Shares, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the Shares.

The Distributor is a wholly owned subsidiary of Popular, Inc., the parent company of the Adviser. See “Potential Conflicts of Interest” in each Fund’s Prospectus.

Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by each Fund, including the amounts paid to affiliates of the Adviser (“Affiliates”) for the periods stated.

Total Return Fund

	Investor A Shares
For the Fiscal Year Ended March 31,	Gross Sales Charges Collected	Sales Charges Retained by the Distributor	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
2021	$36,990.00	$36,990.00	$0.00	$0.00
2020	$39,054.00	$39,054.00	$0.00	$0.00
2019	$32,705.00	$32,705.00	$0.00	$0.00

	Investor C Shares
For the Fiscal Year Ended March 31,	CDSCs Received by the Distributor	CDSCs Paid to Affiliates
2021	$0.00	$0.00
2020	$0.00	$0.00
2019	$2,255.00	$0.00

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High Grade Fund

	Investor A Shares
For the Fiscal Year Ended June 30,	Gross Sales Charges Collected	Sales Charges Retained by the Distributor	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
2021	$8,690.00	$8,690.00	$0.00	$0.00
2020	$239.00	$239.00	$0.00	$0.00
2019	$247.00	$247.00	$0.00	$0.00

Income Plus Fund

	Investor A Shares
For the Fiscal Year Ended June 30,	Gross Sales Charges Collected	Sales Charges Retained by the Distributor	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
2021	$1,532.00	$1,532.00	$0.00	$0.00
2020	$0.00	$0.00	$0.00	$0.00
2019	$7.00	$7.00	$0.00	$0.00

	Investor C Shares
For the Fiscal Year Ended June 30,	CDSCs Received by the Distributor	CDSCs Paid to Affiliates
2021	$0.00	$0.00
2020	$0.00	$0.00
2019	$0.00	$0.00

The table below provides information about the 12b-1 fees paid to the Distributor by the Total Return Fund under such Fund’s 12b-1 plans for the fiscal year ended March 31, 2021. A portion of the fees collected by the Distributor were paid to affiliates for providing shareholder servicing activities for Investor A Shares and for providing shareholder servicing and distribution-related activities and services for Investor C.

Class Name	Paid to the Distributor by the Total Return Fund

Investor A Shares	$95,792.00
Investor C Shares	$21,970.00

The table below provides information about the 12b-1 fees paid to the Distributor by the High Grade Fund and the Income Plus Fund under each Fund’s 12b-1 plans for the fiscal year ended June 30, 2021. A portion of the fees collected by the Distributor were paid to affiliates for providing shareholder servicing activities for Investor A Shares and for providing shareholder servicing and distribution-related activities and services for Investor C.

Class Name	Paid to the Distributor by the High Grade Fund	Paid to the Distributor by the Income Plus Fund

Investor A Shares	$95,348.00	$31,544.00
Investor C Shares	$0.00	$68,131.00

The following table sets forth commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly, from the Fund during the Fund’s most recent fiscal year:

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Total Return Fund

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Popular Securities LLC	$16,277	$0	$36,990	$128,941

High Grade Fund

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Popular Securities LLC	$3,777	$0	$8,690	$98,663

Income Plus Fund

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Popular Securities LLC	$0	$0	$1,532	$128,122

Pricing of Shares

Computation of Offering Price Per Share

An illustration of the computation of the public offering price of the Class A Shares of the Total Return Fund based on the value of the Fund’s Class A Shares’ net assets and the number of Class A Shares outstanding on September 30, 2021, is set forth below.

Computation of Offering Price Per Share:	Total Return Fund
Net Assets	$77,543,454
Number of Shares Outstanding	2,884,359
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$26.88
Sales Charge (3.50% of offering price; 3.63% of net asset value per share)	$0.97

Offering Price	$27.85

An illustration of the computation of the public offering price of the Class A Shares of each of High Grade Fund and Income Plus Fund based on the value of each Fund’s Class A Shares’ net assets and the number of Class A Shares outstanding on June 30, 2021, is set forth below.

Computation of Offering Price Per Share:	High Grade Fund
Net Assets	$91,195,109
Number of Shares Outstanding	14,987,362
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$6.08
Sales Charge (2.50% of offering price; 2.56% of net asset value per share)	$0.15

Offering Price	$6.24

Computation of Offering Price Per Share:	Income Plus Fund
Net Assets	$22,676,668
Number of Shares Outstanding	5,688,920
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$3.99
Sales Charge (2.50% of offering price; 2.56% of net asset value per share)	$0.10

Offering Price	$4.09

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The offering price for each Fund’s other share classes is equal to the share class’ net asset value computed as set forth above for Class A Shares. Though not subject to a sales charge, certain share classes may be subject to a CDSC on redemption.

For more information about the valuation of the Funds’ Shares, see “Valuation of Shares” in each Fund’s Prospectus.

Portfolio Transactions and Brokerage

Total Return Fund

Although the Fund seeks to invest for the long term, the Adviser retains the right to sell securities regardless of how long they have been held. Under certain conditions, such as short-term transactions for liquidity needs, securities having reached a specific price or return, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision, the Fund may experience a higher portfolio turnover due to its investment strategies. In addition, higher portfolio turnover rates may result in corresponding increase in brokerage commissions for the Fund. While the Fund does not intend to engage in short-term trading, it will not consider portfolio turnover rate a limiting factor in investing according to its objectives and policies. A turnover rate of 100% would occur, for example, if securities valued at 100% of its total net assets are sold and replaced within one year.

The Adviser arranges for the purchase and sale of the Fund’s securities and selects broker-dealers (including Popular Securities, Inc. (“Popular Securities”), a broker-dealer affiliated with the Adviser), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Adviser may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliated broker-dealers such as Popular Securities, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration and subject to procedures adopted by the Board, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis. The Fund may also deal with Popular Securities in any transaction in which it acts as principal. Securities transactions involving Popular Securities or another broker-dealer affiliated with the Adviser, whether on an agency or principal basis, will be subject to procedures adopted by the Board, which procedures include the review of such transactions by the Board, including the independent directors thereof.

High Grade Fund

Subject to policies established by the Board of Directors of the Fund, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. The Adviser intends to execute portfolio transactions in (i) Puerto Rico fixed-income obligations, including mortgage-backed obligations, through brokers, dealers or banks in or outside Puerto Rico, and (ii) U.S. Government fixed-income obligations, municipal obligations and short-term investments through brokers or dealers either in or outside Puerto Rico, in either case including Popular Securities, Banco Popular or any of their respective affiliates as discussed below. Subject to obtaining the best price and execution, securities firms which provide supplemental investment research to the adviser, including Popular Securities, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the investment advisory agreement, and the expenses of the investment adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

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The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers, including Popular Securities or one of its affiliates as discussed below, who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Fund also may purchase tax-exempt securities in individually negotiated transactions with issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than those for similar securities with a more liquid market.

Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund’s annual portfolio turnover rate, under normal circumstances after the Fund’s portfolio is invested in accordance with its investment objective, should be less than 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the daily average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. Early redemptions or prepayments on securities held by the Fund are also excluded from the calculation of the portfolio turnover rate.

Income Plus Fund

Subject to policies established by the Board, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. The Adviser intends to execute portfolio transactions in (i) Puerto Rico fixed-income obligations, including mortgage-backed obligations, through brokers, dealers or banks in or outside Puerto Rico, and (ii) U.S. Government fixed-income obligations, municipal obligations and short-term investments through brokers or dealers either in or outside Puerto Rico, in either case including Popular Securities, Banco Popular or any of their respective affiliates as discussed below. Subject to obtaining the best price and execution, securities firms which provide supplemental investment research to the investment adviser, including Popular Securities, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the investment advisory agreement, and the expenses of the investment adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers, including Popular Securities or one of its affiliates as discussed below, who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Fund also may purchase tax-exempt securities in individually negotiated transactions with issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than those for similar securities with a more liquid market.

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Brokerage Commissions

Information about the brokerage commissions paid by each Fund to Popular Securities, an affiliate of the Adviser, for the last three fiscal years is set forth in the following tables:

	Aggregate Brokerage Commissions Paid for the Fiscal Year Ended March 31,			Commissions Paid to Affiliates for the Fiscal Year Ended March 31,
	2021	2020	2019	2021	2020	2019

Total Return Fund	$1,146	$2,395	$862	$0	$0	$0

	Aggregate Brokerage Commissions Paid for the Fiscal Year Ended June 30,			Commissions Paid to Affiliates for the Fiscal Year Ended June 30,
	2021	2020	2019	2021	2020	2019

High Grade Fund	$408	$8,160	$19,380	$0	$0	$0
Income Plus Fund	$0	$1,020	$6,120	$0	$0	$0

With respect to each Fund, during the most recent fiscal year, Popular Securities received 0% of the aggregate brokerage commissions paid by the Fund.

The following table shows the dollar amount of brokerage commissions paid by each Fund to brokers for providing Section 28(e) research/brokerage services under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the approximate dollar amount of the transactions involved for the stated periods. The provision of Section 28(e) research/brokerage services was not necessarily a factor in the placement of all brokerage business with such brokers.

Fund	Amount of Commissions Paid to Brokers For Providing 28(e) Eligible Services	Amount of Brokerage Transactions Involved
Total Return Fund(1)	$0	$0
High Grade Fund(2)	$0	$0
Income Plus Fund(2)	$0	$0
(1) Amounts provided for the fiscal year ended March 31, 2021. (2) Amounts provided for the fiscal year ended June 30, 2021.

As of March 31, 2021, Total Return Fund held no securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) whose securities were purchased during the fiscal year ended March 31, 2021.

As of June 30, 2021, neither High Grade Fund nor Income Plus Fund held any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) whose securities were purchased during the fiscal year ended June  30, 2021.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Taxation

The following discussion summarizes the material Puerto Rico and United States (“U.S.”) federal tax considerations that may be relevant to prospective investors in the Fund. This section is not to be construed as a substitute for careful tax planning. Prospective investors are urged to consult their own tax advisers with specific reference to their own tax situations, including the application and effect of other tax laws and any possible changes in the tax law after the date of this prospectus.

The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the PR Code and the regulations promulgated or applicable thereunder (the “Puerto Rico Code Regulations”);

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Administrative Determination Number 19-04, issued by the Puerto Rico Secretary of the Treasury (the “Secretary”) on September 5, 2019 (“AD19-04”); the Municipal Code and Act 93-2013.

The Puerto Rico income tax treatment of the Fund and the Qualifying Investors (as defined below) is based on the relevant provisions of the PR Code as construed by the Secretary in AD-19-04. Pursuant to the PR Code, the Puerto Rico income tax treatment of the Fund and the Qualifying Investors discussed herein is applicable to investment companies registered under Act 93-2013 or its predecessor, Act Number 6 of October 19,1954, as amended (“Act 6-1954” and together with Act 93-2013, collectively, the “PR Investment Companies Acts“) and its Qualifying Investors. However, as a result of the amendment of the 1940 Act by the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, Puerto Rico investment companies, such as the Fund, have to register with the Securities and Exchange Commission (the “SEC”) under the 1940 Act and are not allowed to register under the PR Investment Companies Acts. Thus, in AD19-04, the Secretary ruled that the Puerto Rico income tax treatment of investment companies pursuant to the PR Code continues to be applicable to investment companies organized in Puerto Rico with their principal office in Puerto Rico, such as the Fund, to the same extent as if they were registered under any of the PR Investment Companies Acts; provided that, the investment companies are registered with the SEC under the 1940 Act.

The discussion in connection with the U.S. federal income tax considerations is based on the current provisions of the U.S. Code, and the regulations promulgated thereunder (the “U.S. Code Regulations”) and the administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”).

This discussion assumes that the shareholders of the Fund will be (i) individuals who are bona fide residents of Puerto Rico for the entire taxable year, within the meaning of Sections 933 and 937 of the U.S. Code (“Qualifying Individuals”), (ii) U.S. citizens nonresident of Puerto Rico (“Nonresident U.S. Citizens “), (iii) corporations or entities organized under the laws of Puerto Rico treated as corporations under the PR Code and the U.S. Code; provided that, the distributions from the Fund are not effectively connected with their U.S trade or business (“Qualifying Corporations”), (iv) corporations organized outside of Puerto Rico, or entities organized outside of Puerto Rico treated as corporations under the PR Code and the U.S. Code, that are either not engaged in trade or business in Puerto Rico (“Foreign Corporations”) or that are engaged in trade or business in Puerto Rico (“Resident Foreign Corporations”), or (v) trusts (other than business trusts) organized under the laws of Puerto Rico, the trustees of which are Qualifying Individuals or Qualifying Corporations and all the beneficiaries of which are Qualifying Individuals (“Qualifying Trusts”), including employee retirement plan trusts described in Section 1081.01(a) of the PR Code (“Qualifying Retirement Trusts” and together with Qualifying Individuals, Qualifying Corporations and Qualifying Trusts collectively referred to as “Qualifying Investors”). This summary does not attempt to discuss all tax consequences to Qualifying Investors, Foreign Corporations or Resident Foreign Corporations that may be subject to special tax treatment under the PR Code or the Municipal Code (such as partnerships special partnerships, corporations of individuals or other pass-through entities and tax-exempt organizations) or under the U.S. Code (such as “controlled foreign corporations” or “personal holding companies”).

The statements that follow are based on the existing provisions of such statutes, regulations and administrative pronouncements, all of which are subject to change (even with retroactive effect). A prospective investor should be aware that the conclusions set forth herein in connection with Puerto Rico and U.S. tax treatment of the Fund, the Qualifying Investors, the Nonresident U.S. Citizens, the Foreign Corporations and the Resident Foreign Corporations are not binding on the Puerto Rico Treasury Department (“PRTD”), any municipality or agency of Puerto Rico, the IRS or the courts. Accordingly, there can be no assurance that the conclusions set forth herein, if challenged, will be sustained.

Puerto Rico Taxation of the Fund

Income Taxes. The Fund should be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the PR Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, property of the Fund that consists of repurchase agreements, obligations of the Government of Puerto Rico or the

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U.S. Government and stocks of domestic or foreign corporations are exempt from property taxes imposed by the Municipal Code.

Municipal License Taxes. Pursuant to Act 93-2013, investment companies, such as the Fund are not subject to municipal license taxes; provided that, they are registered under Act 93-2013. Because municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico, the holding of AD 19-04 should be construed as exempting the Fund from the municipal license tax imposed by the Municipal Code.

Puerto Rico Taxation of Fund Shareholders

Regular Income Taxes on Capital Gains. Gains recognized by a Qualifying Investor from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of Shares will be treated as a capital gain for Qualifying Investors who hold the Shares as a capital asset and as a long-term capital gain if the Shares have been held by the Qualifying Investor for more than one (1) year prior to such sale or exchange. Long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other disposition of the Shares will be subject to a 15% income tax rate; except that, if the alternative basic tax is applicable the rate would be a maximum of 24%. Alternatively, the Qualifying Individual may elect to include such long-term capital gain as ordinary income and be subject to the regular income tax rates imposed under the PR Code. Long-term capital gains recognized by a Qualifying Corporation on the sale, exchange or other disposition of the Shares will be subject to an alternative 20% income tax rate.

Gains recognized by a Nonresident U.S. Citizen or a Foreign Corporation from the sale, exchange or other disposition of Shares should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations, will be subject to Puerto Rico income tax on such gains, if the Resident Foreign Corporation is engaged in certain banking or financial business in Puerto Rico and the gains are attributable to such business.

Losses from the sale, exchange or other disposition of Shares that constitute capital assets in the hands of Qualifying Investors or Resident Foreign Corporations are deductible only to the extent of gains recognized by any such investors from the sale, exchange or other disposition of capital assets during the same taxable year. Qualifying Investors, except for Qualifying Corporations, may also deduct up to $1,000 of such capital losses against ordinary income. Qualifying Investors and Resident Foreign Corporations may carryforward and deduct any remaining losses against capital gains incurred in subsequent taxable years, subject to certain time limitations, but the deduction is limited to 90% of the capital gains.

Regular Income Taxes on Dividend Distributions. Dividend distributions by the Fund are classified as “Capital Gain Dividends” or “Ordinary Dividends” as discussed below.

Dividends paid by the Fund from its earnings and profits derived from the sale or exchange of property (“Capital Gain Dividends”) are taxable as long-term capital gains to Qualifying Investors regardless of how long the Shares have been held by the Qualifying Investor. Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15%, in the case of Qualifying Individuals, and for the alternative 20% income tax rate, in the case of Qualifying Corporations.

Capital Gain Dividends of Nonresident U.S. Citizens and Foreign Corporations should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations will be subject to a 20% Puerto Rico income tax and a 10% Puerto Rico branch profits tax, if the Capital Gains Dividends are attributable to certain banking or financial business conducted by the Resident Foreign Corporation in Puerto Rico.

Special rules may apply to Capital Gain Dividends distributed by the Fund to Qualifying Trusts.

A dividend distributed by the Fund that is not a Capital Gain Dividend is an “Ordinary Dividend.”

Ordinary Dividends and Capital Gain Dividends distributed to Qualifying Individuals and Qualifying Corporations and Ordinary Dividends and Capital Gain Dividends subject to Puerto Rico income tax distributed to Resident Foreign Corporations are included in gross income and subject to Puerto Rico income tax (as ordinary gross income or capital gain, as the case may be), regardless of whether they are reinvested in additional Shares pursuant to the Fund’s dividend reinvestment plan. Distributions that exceed the earnings and profits of the Fund will be treated as

35

a tax-free return of capital to such investors, to the extent of the investors’ basis in the Shares, and any excess will be treated as a gain from the sale or exchange of the Shares.

By purchasing Shares, Qualifying Investors and Resident Foreign Corporations will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to a 15% Puerto Rico income tax withholding, which will be automatically withheld at the source by the Fund or its paying agent (including the Distributor or a selected Dealer).

Ordinary Dividends received by Qualifying Individuals, and Qualifying Trusts will be subject to a 15% preferential tax to be withheld at source, rather than to the regular tax on ordinary income. Nonresident U.S. Citizens will also be subject to the 15% withholding tax.

Upon filing a Puerto Rico income tax return, a Qualifying Individual, Qualifying Trust or Nonresident U.S. Citizen may elect not to be subject to the 15% preferential tax on the Ordinary Dividends and to be subject to the regular income tax rates provided by the PR Code on ordinary income and the 15% tax withheld at source may be claimed as a credit against Puerto Rico income taxes.

An Ordinary Dividend received by a Foreign Corporation will be subject to a 10% Puerto Rico tax that will be withheld by the Fund or its paying agent. Qualifying Corporations and Resident Foreign Corporations will be subject to the regular and alternative minimum tax. An Ordinary Dividend received by a Qualifying Corporation or a Resident Foreign Corporation will qualify for an 85% dividends received deduction. Qualifying Corporations and Resident Foreign Corporations will not be eligible for the 15% preferential tax applicable to Qualifying Individuals, Nonresident U.S. Citizens and Qualifying Trusts. However, dividends paid to Qualifying Corporations and Resident Foreign Corporations will be subject to the 15% income tax withholding, which amount may be claimed as a credit against the Puerto Rico income taxes due by the Qualifying Corporation.

Alternate Basic Tax. Qualifying Individuals and Nonresident U.S. Citizens are subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax rates range from 10% to 24% depending on the alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other adjustments, adding: (i) certain income exempt from the regular income tax and (ii) to the extent applicable, income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other taxable disposition of Shares. It should be noted that exempt dividends paid by the Fund are not subject to alternate basic tax.

Estate and Gift Taxes. Puerto Rico does not impose gift or estate taxes. Thus, the transfer of Shares by gift by a Qualifying Individual or a Nonresident U.S. Citizen will not be subject to gift taxes or estate taxes

Municipal License Taxes. Under the PRMC, all dividends distributed by the Fund to Qualifying Corporations and to Resident Foreign Corporations will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5%, in the case of Qualifying Corporations and Resident Foreign Corporations that are engaged in a financial business, or of up to 0.5%, in the case of Qualifying Corporations and Resident Foreign Corporations engaged in non-financial businesses. Qualifying Individuals, Nonresident U.S. Citizens and Foreign Corporations will not be subject to municipal license tax on the Fund’s distributions.

Property Taxes. Under the provisions of the Municipal Code, the Shares are exempt from Puerto Rico personal property taxes in the hands of the Qualifying Investors and Resident Foreign Corporations Nonresident U.S. Citizens and Foreign Corporations are not subject to property taxes on their Shares.

The discussion contained in this Section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.

United States Taxation of the Fund

Income Taxes. For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund, the Fund should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. The Fund is not expected to be engaged in a U.S. trade or business for U.S. federal income tax purposes. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal

36

property or any other income from sources outside the U.S. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

Interest received by the Fund from U.S. sources on certain registered obligations (“Portfolio Interest”) and gains derived by the Fund from the sale or exchange of personal property (other than a “United States Real Property Interest”, as such term is defined in the U.S. Code) are not subject to U.S. federal income tax. It is the intent of the Fund’s management to derive only U.S. source interest income considered to be Portfolio Interest with respect to its investments in U.S. fixed-income securities. Moreover, as a foreign corporation not engaged in trade or business in the U.S., the Fund should only be subject to U.S. federal income taxation if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund should be subject to withholding of U.S. federal income tax at a 30% rate on certain types of U.S. source income. Dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.

FATCA. The U.S. Internal Revenue Code imposes a 30% withholding tax upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (including “non-financial foreign territory entities”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding applies to payments made after June 30, 2014. Payments on certain grandfathered obligations are not subject to the referenced 30% withholding. The IRS has released proposed regulations, which taxpayers may rely on, that eliminate the withholding tax under FATCA on payments of proceeds from the sale of property that could give rise to U.S. source interest or dividends.

Regulations issued by the U.S. Department of the Treasury and the IRS (the “FATCA Regulations”) treat the Fund as a “territory non-financial foreign entity.” Under this classification, the Fund could be required to provide to the payors of such U.S. sourced income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors, in turn, would be required to disclose such information to the IRS. Under the FATCA Regulations, the Fund would not have to provide the required information if it is wholly owned directly or indirectly by investors who are individual bona fide residents of Puerto Rico for purposes of Section 933 of the U.S. Code, otherwise it will have to provide the information with respect to direct and indirect substantial U.S. owners of the Fund. However, the Fund has elected to register as a direct reporting non-financial foreign entity, and as such, it is required to provide such information directly to the IRS by filing Form 8966 with IRS.

If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the FATCA Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements.

To ensure that the Qualifying Investors that acquire Shares after the date hereof will have the obligation to timely provide the Fund the information required to comply with the U.S. Code, by making an investment in Shares, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the Shares of any investor that fails to timely provide such information or certifications. In addition, any investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.

United States Taxation of Qualifying Investors

Dividends. Under Sections 933 and 937 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico and is not effectively connected with a U.S. trade or business. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Qualifying Individual; provided, that, they are not effectively connected with a U.S. trade or business of such Qualifying Individual. However, in the case of Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend

37

(or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.

The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Qualifying Individuals for purposes of determining whether they are 10% Shareholders. As a result, a Qualifying Individual that owns less than 10% of the issued and outstanding voting Shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns Shares. To determine whether a Qualifying Individual is a 10% Shareholder, the Qualifying Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Qualifying Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Qualifying Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to such Fund’s dividends not subject to U.S. federal income tax.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.

It must be noted, that the IRS issued regulations under Section 937(b) of the U.S. Code that include an exception to the general source of income rules (described above) otherwise applicable to dividends paid by Puerto Rico corporations (such as the Fund) in the case of dividends paid by such Puerto Rico corporations pursuant to certain conduit plans or arrangements (“conduit arrangements”). Under the regulations, income received pursuant to a conduit arrangement from U.S. sources would retain its character as U.S. source income notwithstanding the fact the general sourcing rules would otherwise treat such income as being from Puerto Rico sources. In general, the regulations describe a conduit arrangement as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a similar kind) to a third person in exchange for one or more payments constituting income from sources within the U.S. However, it seems that the conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by state authorities and, therefore, should not change the conclusion that dividends paid by the Fund will be considered from Puerto Rico sources as described above.

Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of Shares by a Qualifying Individual, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for Qualifying Entities that are treated as partnerships for U.S. federal income tax purposes.

PFIC Rules. Under the current provisions of the U.S. Code, the Fund will be treated as a passive foreign investment company (“PFIC”). Under the PFIC rules, a Qualifying Individual and a Nonresident U.S. Citizen that disposes of its Shares at a gain is treated as receiving an excess distribution equal to such gain. In addition, if any Qualifying

38

Individual or a Nonresident U.S. Citizen receives a distribution from the Fund in excess of 125% of the average amount of distributions such Qualifying Individual or Nonresident U.S. Citizen has received from the Fund during the three preceding taxable years (or shorter period if the Qualifying Individual or Nonresident U.S. Citizen has not held the stock for three years), the Qualifying Individual and Nonresident U.S. Citizen are treated as receiving an excess distribution equal to such excess. In general, under the PFIC rules, (i) the excess distribution or gain would be allocated ratably over Qualifying Individual and Nonresident U.S. Citizen’s holding period for the Shares, (ii) the amount allocated to the current taxable year would be taxed as ordinary income, and (iii) the amount allocated to each of the other taxable years would, with certain exceptions, be subject to tax at the highest rate of tax in effect for the Qualifying individual and Nonresident U.S. Citizen for that year, and an interest charge for the deemed deferral benefit would be imposed on the resulting tax attributable to each such year.

As an alternative to these rules, the Qualifying Individuals and Nonresident U.S. Citizen may, in certain circumstances, elect a mark-to-market treatment with respect to the Shares.

However, under a proposed U.S. Code regulation, Qualifying Individuals are subject to the rule described in (ii) and (iii) above only to the extent that any excess distribution or gain is considered to be from sources other than Puerto Rico or is allocated to a taxable year during which the Qualifying Individual held the Shares and was not a bona fide resident of Puerto Rico during the entire taxable year, or in certain cases, a portion thereof, within the meaning of Sections 933 and 937 of the U.S. Code. The portion of the excess distribution or gain considered to be Puerto Rico source income that is allocated to the current taxable year of the Qualifying Individual will not be subject to U.S. federal income tax pursuant to U.S. Code Section 933.

Qualifying Individuals and Nonresident U.S. Citizens must file an annual report containing such information as the Secretary of the Treasury may require (Form 8621), unless an exception from the filing requirement is applicable. Prospective investors should consult with their own tax advisers regarding this matter and similar disclosure requirements as they apply to them.

Qualifying Trusts should consult their tax advisers regarding the U.S. federal tax consequences of an investment in the Fund.

Estate and Gift Taxes. The transfer of Shares by death or gift by a Qualifying Individual will not be subject to estate and gift taxes imposed by the U.S. Code if such Qualifying Individual (i) is a U.S. citizen who acquired such citizenship solely by reason of birth or residence in Puerto Rico and (ii) is a resident of Puerto Rico for purposes of the U.S. Code as of the time of the death or gift.

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances.

Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal or Puerto Rico taxes or as to the consequences of investing in the Fund.

United States Taxation of U.S. Investors

Shares are not intended to be offered to persons that are “United States persons” within the meaning of Code Section 7701(a)(30) of the U.S. Code (“U.S. Investors”). It is expected that the Fund will be treated as a PFIC and may be treated as a CFC as those terms are defined in the U.S. Code and the Code Regulations. Thus, if a Shareholder were to become a U.S. Investor (or if the Fund were to admit a U.S. Investor), an investment in the Fund may cause a U.S. Investor to recognize taxable income prior to the investor’s receipt of distributable proceeds, pay an interest charge on receipts that are deemed to have been deferred and recognize ordinary income that otherwise would have been treated as capital gain for U.S. federal income tax purposes. The Fund does not intend to provide information necessary to make a QEF election within the meaning of Code section 1295 with respect to the Fund.

39

Proxy Voting Policies

With respect to each Fund, the Board has adopted policies and procedures (the “Proxy Voting Policy”) governing proxy voting by accounts managed by the Adviser, including the Fund.

Copies of the Proxy Voting Policy for the Funds are attached as Appendix A.

Information with respect to how proxies relating to each Fund’s portfolio securities were voted during the most recent 12-month period ended June 30, 2021 will be available: (i) without charge, upon request, by calling (787) 754-4488 or through the Funds’ website at www.popularfunds.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure Policies and

Procedures

The Boards of the Funds have adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Fund’s portfolio holdings (“Portfolio Holdings”). These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Boards.

In order to protect the Funds from any trading practices or other use by certain parties (a “Third Party”) that could harm the Funds, Portfolio Holdings and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Boards will periodically review the list of entities that have received, other than through public channels, information regarding the Funds’ Portfolio Holdings, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of the current portfolio holding policy.

Only the Adviser’s chief compliance officer or general counsel (or persons designated by the Adviser’s general counsel or chief compliance officer), may approve the disclosure of a Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if the Adviser’s chief compliance officer or general counsel, or an officer of a Fund in consultation with the Adviser’s chief compliance officer or general counsel, determines that the disclosure is being made for a legitimate business purpose. Such disclosures must be documented and reported to the Fund’s Board on a quarterly basis. In all cases, Third Parties and service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential information regarding the Fund’s Portfolio Holdings received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Fund nor its service providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of information relating to the Fund’s Portfolio Holdings.

Disclosure of Portfolio Holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to relevant service providers (“Service Providers”). In addition, to the extent permitted under applicable law, the Adviser may regularly distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Funds’ relevant Service Providers and facilitate the review of the Funds by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”), provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, a Fund’s Adviser’s chief compliance officer or general counsel (or persons designated by the adviser’s general counsel or chief compliance officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service

40

Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information, or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent auditors, independent registered public accountants or legal counsel.

The Adviser shall have primary responsibility for ensuring that the Portfolio Holdings information is disclosed only in accordance with this Policy. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

Full portfolio holdings will be made available to the public and Third Parties for the most recent month-end period and only after a 30 calendar day delay from the end of the month. Full portfolio holdings will be provided via Form N-CSR on the close of the fiscal year or half-year and via Form N-PORT as of the end of the Month.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

◾	disclosures that are required by law;

◾	disclosures necessary for Service Providers to perform services to the Fund;

◾	disclosure necessary for Rating Agencies to assess applicable fund ratings;

◾	disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in portfolio securities;

◾	disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants, or counsel; and

◾

any portfolio holdings that pre-date portfolio holdings that have been publicly disclosed (e.g., portfolio holdings that are dated prior to the most recent quarterly disclosure) are not considered to be sensitive, proprietary information of the Fund, and therefore are not subject to the aforementioned disclosure policies.

Financial Statements

A copy of Total Return Fund’s Annual Report for the fiscal year ended March 31, 2021 and its Semi-Annual Report (when available) for the Six-Month period ended September 30, 2021, may be obtained at no charge by calling (787) 754-4488 between 8:00 a.m. and 5:00 p.m. Atlantic standard time on any business day.

A copy of the High Grade Fund’s and Income Plus Fund’s Annual Report for the fiscal year ended June 30, 2021, and their respective Semi-Annual Reports for the Six-Month Period ended December 31, 2021 (when available), may be obtained at no charge by calling (787) 754-4488 between 8:00 a.m. and 5:00 p.m. Atlantic Standard Time on any business day. The Income Plus Fund’s audited financial statements and independent registered public accountant’s report were filed with the Income Plus Fund’s Form N-CSR and are incorporated herein by reference.

Additional Information

Counsel. Pietrantoni Mendez & Alvarez LLC, located at Popular Center, 19th Floor, 208 Ponce de León, San Juan, 00918, Puerto Rico, serves as Puerto Rico counsel to the Funds.

Sidley Austin LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as U.S. counsel to the Funds.

Shareholder Communication to the Board of Directors. The Boards have established a process for shareholders to communicate with the Boards. Shareholders may contact the Boards by mail. Correspondence should be addressed to the Secretary of the Board at Popular Center, 19th Floor, 208 Ponce de Leon Avenue, San Juan,

41

Puerto Rico 00918. Shareholder communication to the Board of Directors should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Fund and reported to the Board of Directors.

Codes of Ethics. Each Fund, the Advisor and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of each Fund, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

42

Appendix A

Proxy Voting Policy

Popular Family of Funds

Proxy Voting Policies and Procedures

Popular Family of Funds (the “Fund”) has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Fund’s Proxy Voting Policy, each Fund has, subject to the oversight of the Fund’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

1.    General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2.    Delegation to the Adviser

The Fund believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

a)	to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

b)

to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

A-1

Appendix B

Intermediary-Defined Sales Charge Waiver Policies

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the prospectus:

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

●

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

●	Shares purchased by a 529 Plan (does not include 529 Plan units or 529- specific share classes or equivalents)

●	Shares purchased through a Merrill Lynch affiliated investment advisory program

●

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

●	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

●	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

●	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

●	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

●	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

●

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A Shares available at Merrill Lynch

●	Death or disability of the Shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the prospectus

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

●	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

●	Shares acquired through a right of reinstatement

●

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A Shares and Class C Shares only)

●

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

B-1

●	Breakpoints as described in this prospectus

●

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

*****

B-2

PART C — OTHER INFORMATION

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT
(a)(1)	—	Certificate of Incorporation of the Registrant, dated May 21, 2007, is incorporated herein by reference to Exhibit (a) of Registrant’s Registration Statement on Form N-1A filed on the SEC’s website on August 30, 2021 (the “Registration Statement”).
(a)(2)	—	Certificate of Amendment to Certificate of Incorporation of the Registrant, dated March 8, 2021, is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed on November 29, 2021 (the “Amendment”).
(b)	—	By-laws of the Registrant, as amended on June 23, 2010, are incorporated herein by reference to Exhibit (b) of the Registration Statement.
(c)	—	Relevant portions of the Certificate of Incorporation, as amended and the By-laws.
(d)	—	Investment Advisory Contract between the Registrant and Popular Asset Management LLC (the “Adviser”), dated May 18, 2021, is incorporated herein by reference to Exhibit (d) of the Amendment.
(e)	—	Distribution Agreement between the Registrant and Popular Securities, LLC (the “Distribution Agreement”) is filed herewith.
(f)	—	None.
(g)(1)	—	Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated June 10, 2021 (the “Custodian Agreement”), is filed herewith.
(g)(2)	—	Services Agreement between the Registrant and ALPS Fund Services, Inc., dated May 12, 2021 (the “Transfer Agency and Administration Agreement”), is filed herewith.
(h)	—	Transfer Agency and Administration Agreement is incorporated by reference to Exhibit (g)(2) filed herewith.
(i)	—	None.
(j)	—	Consent of PricewaterhouseCoopers LLP is filed herewith.
(k)	—	Not Applicable.
(l)	—	None.
(m)	—	Distribution (12b-1) Plan, dated May 2021 is incorporated herein by reference to Exhibit (m) of the Registration Statement on Form N-1A of Popular High Grade Fixed-Income Fund, Inc. (File No. 333-259158) (the “High Grade Fund”), filed on November 29, 2021 (the “High Grade Registration Statement”).
(n)	—	Rule 18f-3 Multi-Class and Expense Allocation Plan adopted May 2021 is incorporated herein by reference to Exhibit (n) of the High Grade Registration Statement.
(o)	—	Reserved.
(p)(1)	—	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(1) of the High Grade Registration Statement.
(p)(2)	—	Code of Ethics of the Adviser is incorporated herein by reference to Exhibit (p)(2) of the Registration Statement on Form N-1A of the High Grade Fund, filed on March 8, 2022.
(p)(3)	—	Code of Ethics of the Distributor is incorporated herein by reference to Exhibit (p)(3) of the Registration Statement on Form N-1A of the High Grade Fund, filed on March 8, 2022.
(q)	—	Powers of Attorney, dated March 2021, are incorporated herein by reference to Exhibit (q) of the Registration Statement.

Item 29. Person Controlled or Under Common Control With Registrant

None.

Item 30. Indemnification

The Fund has obtained directors’ and officers’ liability insurance for its directors and officers. The Fund’s certificate of incorporation contains a provision that exempts directors from personal liability for monetary damages to the Fund or its shareholders for violations of the duty of care, to the fullest extent permitted by the Puerto Rico General Corporation Law. The Fund has also agreed to indemnify its directors and officers for certain liabilities to the fullest extent permitted by Puerto Rico law. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a

Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Item 31. Business and Other Connections of Investment Adviser

Popular Asset Management LLC, a subsidiary of Popular, Inc. (“Popular Asset Management”), acts as investment adviser to the Registrant (the “Adviser”). Popular Asset Management serves as investment adviser or co-investment adviser to other open-end and closed-end management investment companies. The principal business address for all of these investment companies and the persons named below is 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

Additional information regarding Popular Asset Management LLC is provided in the body of this Registration Statement on Form N-1A under the heading “Management, Advisory and Other Service Arrangements.”

Item 32. Principal Underwriters

(a)

[State the name of each investment company (other than the Fund) for which each principal underwriter currently distributing the Fund’s securities also acts as a principal underwriter, depositor, or investment adviser].

(b)	[Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 25]:

Name and Principal Business Address	Positions and Offices with Underwriter	Position and Offices with Fund

[•]	[•]	[•]

(c)

[Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person:]

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

[•]	[•]	[•]	[•]	[•]

Item 33. Location of Accounts and Records

Omitted pursuant to Instruction 3 of Item 33 of Form N-1A.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of San Juan, and Commonwealth of Puerto Rico, on the 8th day of March, 2022.

POPULAR INCOME PLUS FUND, INC.

/s/ Juan O. Guerrero Preston
Juan O. Guerrero Preston, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Juan O. Guerrero Preston Juan O. Guerrero Preston	Chairman of the Board, Director and President (Principal Executive Officer)	March 8, 2022

/s/ Jose González Jose González	Treasurer (Principal Financial and Accounting Officer)	March 8, 2022

Enrique Vila del Corral* Enrique Vila del Corral	Director

Jorge Vallejo* Jorge Vallejo	Director

Carlos Pérez * Carlos Pérez	Director

By*:	/s/ Juan O. Guerrero Preston
Juan O. Guerrero Preston
Attorney-in-Fact
March 8, 2022

EXHIBIT INDEX

Exhibit	Name

(e)	Distribution Agreement.
(g)(1)	Custodian Agreement.
(g)(2)	Transfer Agency and Administration Agreement.
(j)	Consent of PricewaterhouseCoopers LLP.

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